                           EXHIBIT 10.53

                                                     EXECUTION COPY





                   MULTI-CURRENCY, MULTI-OPTION
                         CREDIT AGREEMENT



                               among



           HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED


        The Subsidiary Borrowers and Subsidiary Guarantors


                        The Several Lenders
                     from Time to Time Hereto




                     CHEMICAL SECURITIES, INC.
                            as Arranger



               NATIONSBANK OF NORTH CAROLINA, N.A.,
                            as Co-Agent



                           CHEMICAL BANK
                      as Administrative Agent





                  Dated as of September 30, 1994

                         TABLE OF CONTENTS
                         -----------------


                                                               Page
                                                               ----

SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . .
2

     1.1   Defined Terms  . . . . . . . . . . . . . . . . . .
2
     1.2   Other Definitional Provisions  . . . . . . . . . .    22

SECTION 2.  THE COMMITTED RATE LOANS  . . . . . . . . . . . .    23

     2.1   Committed Rate Loans   . . . . . . . . . . . . . .    23
     2.2   Procedure for Committed Rate Loan Borrowing  . . .    23
     2.3   Repayment of Committed Rate Loans; Evidence of
               Debt   . . . . . . . . . . . . . . . . . . . .    24
     2.4   Termination or Reduction of Commitments  . . . . .    24
     2.5   Optional Prepayments . . . . . . . . . . . . . . .    25
     2.6   Conversion and Continuation Options  . . . . . . .    25
     2.7   Minimum Amounts of Tranches  . . . . . . . . . . .    26
     2.8   Interest rates and Payment Dates for Committed
               Rate Loans . . . . . . . . . . . . . . . . . .    26
     2.9   Inability to Determine Interest Rate . . . . . . .    26

SECTION 3.  THE COMPETITIVE ADVANCE LOANS . . . . . . . . . .    27

     3.1   Competitive Advance Loans  . . . . . . . . . . . .    27
     3.2   Procedure for Competitive Advance Loan Borrowing .    28
     3.3   Repayment of Competitive Advance Loans; Evidence
               of Debt  . . . . . . . . . . . . . . . . . . .    28
     3.4   Prepayments  . . . . . . . . . . . . . . . . . . .    28

SECTION 4.  THE SWING LINE LOANS  . . . . . . . . . . . . . .    29

     4.1   Swing Line Loans . . . . . . . . . . . . . . . . .    29
     4.2   Procedure for Swing Line Borrowing . . . . . . . .    29
     4.3   Repayment of Swing Line Loans; Evidence of Debt  .    29
     4.4   Allocating Swing Line Loans; Swing Line Loan
               Participations . . . . . . . . . . . . . . . .    30

SECTION 5.  THE LETTERS OF CREDIT . . . . . . . . . . . . . .    31

     5.1   L/C Commitment . . . . . . . . . . . . . . . . . .    31
     5.2   Procedure for Issuance of Letters of Credit under
               this Agreement . . . . . . . . . . . . . . . .    32
     5.3   Fees, Commissions and Other Charges  . . . . . . .    33

     5.4   L/C Participations . . . . . . . . . . . . . . . .    33
     5.5   Reimbursement Obligation of the Borrowers  . . . .    34
     5.6   Obligations Absolute . . . . . . . . . . . . . . .    35
     5.7   Letter of Credit Payments  . . . . . . . . . . . .    35
     5.8   Application  . . . . . . . . . . . . . . . . . . .    36

SECTION 6.  CERTAIN PROVISIONS APPLICABLE TO THE LOANS AND
               LETTERS OF CREDIT  . . . . . . . . . . . . . .    36

                                                               Page
                                                               ----

     6.1   Facility Fee . . . . . . . . . . . . . . . . . . .    36
     6.2   Computation of Interest and Fees . . . . . . . . .    36
     6.3   Pro Rata Treatment and Payments  . . . . . . . . .    36
     6.4   Illegality . . . . . . . . . . . . . . . . . . . .    38
     6.5   Requirements of Law  . . . . . . . . . . . . . . .    38
     6.6   Taxes  . . . . . . . . . . . . . . . . . . . . . .    40
     6.7   Indemnity  . . . . . . . . . . . . . . . . . . . .    42
     6.8   Change of Lending Office . . . . . . . . . . . . .    43
     6.9   Company Controls on Exposure; Calculation of
               Exposure; Prepayment if Exposure exceeds
               Commitments  . . . . . . . . . . . . . . . . .    44

SECTION 7.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . .    45

     7.1   Financial Condition  . . . . . . . . . . . . . . .    45
     7.2   No Change  . . . . . . . . . . . . . . . . . . . .    45
     7.3   Corporate Existence; Compliance with Law . . . . .    46
     7.4   Corporate Power; Authorization; Enforceable
               Obligations  . . . . . . . . . . . . . . . . .    46
     7.5   No Legal Bar . . . . . . . . . . . . . . . . . . .    46
     7.6   No Material Litigation . . . . . . . . . . . . . .    47
     7.7   No Default . . . . . . . . . . . . . . . . . . . .    47
     7.8   Ownership of Property; Liens . . . . . . . . . . .    47
     7.9   Intellectual Property  . . . . . . . . . . . . . .    47
     7.10  Taxes  . . . . . . . . . . . . . . . . . . . . . .    47
     7.11  Federal Regulations  . . . . . . . . . . . . . . .    48
     7.12  ERISA  . . . . . . . . . . . . . . . . . . . . . .    48
     7.13  Investment Company Act; Other Regulations  . . . .    49
     7.14  Subsidiaries . . . . . . . . . . . . . . . . . . .    49
     7.15  Purpose of Loans and Letters of Credit . . . . . .    49
     7.16  Accuracy and Completeness of Information . . . . .    49
     7.17  Environmental Matters  . . . . . . . . . . . . . .    49

SECTION 8.  CONDITIONS PRECEDENT

     8.1   Conditions to Initial Extensions of Credit . . . .    50
     8.2   Conditions to Each Extension of Credit . . . . . .    52

SECTION 9.  AFFIRMATIVE COVENANTS

     9.1   Financial Statements . . . . . . . . . . . . . . .    53
     9.2   Certificates; Other Information  . . . . . . . . .    53
     9.3   Payment of Obligations . . . . . . . . . . . . . .    54
     9.4   Conduct of Business and Maintenance of Existence .    55
     9.5   Maintenance of Property; Insurance . . . . . . . .    55
     9.6   Inspection of Property; Books and Records;
               Discussions  . . . . . . . . . . . . . . . . .    55
     9.7   Notices  . . . . . . . . . . . . . . . . . . . . .    55
     9.8   Environmental Laws . . . . . . . . . . . . . . . .    56



                              - ii -

                                                               PAGE
                                                               ----

SECTION 10.  NEGATIVE COVENANTS . . . . . . . . . . . . . . .    57
     10.1  Financial Condition Covenants  . . . . . . . . . .    57
     10.2  Limitation on Indebtedness of Restricted
               Subsidiaries . . . . . . . . . . . . . . . . .    57
     10.3  Limitation on Liens  . . . . . . . . . . . . . . .    58
     10.4  Limitation on Fundamental Changes  . . . . . . . .    60
     10.5  Limitation on Sale of Assets . . . . . . . . . . .    60
     10.6  Limitation on Dividends  . . . . . . . . . . . . .    61
     10.7  Limitation on Investments, Loans and Advances  . .    62
     10.8  Limitation on Optional Payments of Subordinated
               Debt and Modifications of Subordination
               Provisions . . . . . . . . . . . . . . . . . .    62
     10.9  Limitation on Transactions with Affiliates . . . .    62
     10.10 Limitation on Sales and Leasebacks . . . . . . . .    63
     10.11 Limitation on Changes in Fiscal Year . . . . . . .    63
     10.12 Limitation on Guarantee Obligations in respect
               of Indebtedness of Subsidiaries other than
               Restricted Subsidiaries  . . . . . . . . . . .    63
     10.13 Limitation on Subsidiaries other than Restricted
               Subsidiaries . . . . . . . . . . . . . . . . .    63
     10.14 Limitation on Guarantee Obligations  . . . . . . .    63

SECTION 11.  GUARANTEES . . . . . . . . . . . . . . . . . . .    63

     11.1  Guarantees . . . . . . . . . . . . . . . . . . . .    63
     11.2  No Subrogation, Contribution, Reimbursement or
               Indemnity  . . . . . . . . . . . . . . . . . .    65
     11.3  Modification of Obligations  . . . . . . . . . . .    66
     11.4  Waiver . . . . . . . . . . . . . . . . . . . . . .    66
     11.5  Reinstatement  . . . . . . . . . . . . . . . . . .    67
     11.6  Payment of Obligations . . . . . . . . . . . . . .    68

SECTION 12.  EVENTS OF DEFAULT  . . . . . . . . . . . . . . .    68

SECTION 13.  THE ADMINISTRATIVE AGENT;
                    THE CO-AGENT AND THE ARRANGER . . . . . .    71

     13.1  Appointment  . . . . . . . . . . . . . . . . . . .    71
     13.2  Delegation of Duties . . . . . . . . . . . . . . .    71
     13.3  Exculpatory Provisions . . . . . . . . . . . . . .    71
     13.4  Reliance by Administrative Agent . . . . . . . . .    72
     13.5  Notice of Default  . . . . . . . . . . . . . . . .    72
     13.6  Non-Reliance on Administrative Agent and Other
               Lenders  . . . . . . . . . . . . . . . . . . .    73
     13.7  Indemnification  . . . . . . . . . . . . . . . . .    73
     13.8  Administrative Agent in Its Individual Capacity  .    74
     13.9  Successor Administrative Agent . . . . . . . . . .    74
     13.10 Co-Agent and Arranger  . . . . . . . . . . . . . .    75


                              - iii -

                                                               PAGE
                                                               ----

SECTION 14.  MISCELLANEOUS  . . . . . . . . . . . . . . . . .    75

     14.1  Amendments and Waivers Generally; Amendments to
               Schedules II and III . . . . . . . . . . . . .    75
     14.2  Notices  . . . . . . . . . . . . . . . . . . . . .    77
     14.3  No Waiver; Cumulative Remedies . . . . . . . . . .    78
     14.4  Survival of Representations and Warranties . . . .    78
     14.5  Payment of Expenses and Taxes  . . . . . . . . . .    78
     14.6  Successors and Assigns; Participations and
               Assignments  . . . . . . . . . . . . . . . . .    79
     14.7  Adjustments; Set-off . . . . . . . . . . . . . . .    81
     14.8  Power of Attorney  . . . . . . . . . . . . . . . .    82
     14.9  Judgement  . . . . . . . . . . . . . . . . . . . .    83
     14.10 Counterparts . . . . . . . . . . . . . . . . . . .    83
     14.11 Severability . . . . . . . . . . . . . . . . . . .    83
     14.12 Integration  . . . . . . . . . . . . . . . . . . .    83
     14.13 GOVERNING LAW  . . . . . . . . . . . . . . . . . .    84
     14.14 Submission To Jurisdiction; Waivers  . . . . . . .    84
     14.15 Acknowledgements . . . . . . . . . . . . . . . . .    84
     14.16 WAIVERS OF JURY TRIAL  . . . . . . . . . . . . . .    85
     14.17 Confidentiality  . . . . . . . . . . . . . . . . .    85






























                              - iv -

SCHEDULES

     Schedule I:         Lenders and Commitments
     Schedule II:        Subsidiary Borrowers and Subsidiary
                         Guarantors
     Schedule III:       Swing Line Lenders and Issuing Banks
     Schedule IV:        Administrative Schedule
     Schedule V:         Description of Studer Transaction
     Schedule VI:        Material Debt Instruments
     Schedule 7.14:      Subsidiaries
     Schedule 10.2:      Existing Indebtedness and Liens



EXHIBITS

     EXHIBIT A:          Joinder Agreement
     EXHIBIT B:          Schedule Agreement
     EXHIBIT C:          Form of Borrowing Certificate
     EXHIBIT D:          Assignment and Acceptance
     EXHIBIT E-1         Opinion of Jones, Day, Reavis & Pogue
     EXHIBIT E-2         Opinion of General Counsel
     EXHIBIT E-3         Opinions Relating to Foreign
                         Subsidiary Borrowers





























                               - v -

          MULTI-CURRENCY, MULTI-OPTION CREDIT AGREEMENT, dated as of September 30, 1994, among:

     (i) HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, a Delaware corporation (the "Company");

     (ii) the DOMESTIC SUBSIDIARY BORROWERS (as hereinafter defined);

     (iii) the FOREIGN SUBSIDIARY BORROWERS (as hereinafter defined);

     (iv) the SUBSIDIARY GUARANTORS (as hereinafter defined);

     (v) the several banks and other financial institutions from time to time parties to this Agreement (each, a "Lender"; and collectively, the "Lenders");

     (vi) CHEMICAL SECURITIES INC., as Arranger (the "Arranger");

     (vii) NATIONSBANK OF NORTH CAROLINA, N.A., as Co-Agent (in such capacity, the "Co-Agent"); and

     (viii) CHEMICAL BANK, a New York banking corporation
     ("Chemical"), as administrative agent for the Lenders hereunder (and its successors in such capacity, the "Administrative Agent").


                       W I T N E S S E T H:

          WHEREAS, the Company has requested the Lenders to make available a credit facility pursuant to which (i) the Company and the Subsidiary Borrowers (as hereinafter defined) may borrow revolving credit loans and swing line loans at committed interest rates, and short-term loans at interest rates determined by a competitive bidding process to be conducted by the Company or a Subsidiary Borrower and (ii) one or more Issuing Banks (as hereinafter defined) will issue letters of credit for the account of the Company or a Subsidiary Borrower, and each of the Lenders will acquire a participating interest in each such letter of credit;

          WHEREAS, the Company has requested that the loans made, and letters of credit issued, under this Agreement be denominated, at the option of the Company or the relevant Subsidiary Borrower, as the case may be, in United States Dollars or Available Foreign Currencies (as hereinafter defined); and

          WHEREAS, the Lenders are willing to make such credit facility available;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

2



                     SECTION 1.   DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
     (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by Chemical as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chemical in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of
     (a) the product of (i) the Three-Month Secondary CD Rate and
     (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business
     Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "ABR Loans": Loans in Dollars bearing interest based upon the ABR.

3


          "Administrative Schedule":  Schedule IV to this
     Agreement, which contains interest rate definitions and administrative information in respect of each Currency and each Type of Loan.

          "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agreement":  this Multi-Currency, Multi-Option Credit
     Agreement, as amended, supplemented or otherwise modified from time to time.

          "Applicable Margin": for each day during each Interest Period in respect of any Eurocurrency Loan, the margin per annum set forth below opposite the EBITDA Ratio shown on the last EBITDA Ratio Certificate delivered pursuant to subsection 9.2(c) prior to such day:


          EBITDA Ratio                  Applicable Margin

          Greater than or
          equal to 6.5 to 1.0                .20%
          Greater than or equal
          to 5.5 to 1.0 but lower
          than 6.5 to 1.0                    .25%

          Greater than or equal to
          4.25 to 1.0 but lower than
          5.5 to 1.0                         .30%

          Greater than or equal to
          3.0 to 1.0 but lower than
          4.25 to 1.0                        .375%

          Lower than 3.0 to 1.0              .50%

     ; provided, however, that, (i) in the event that no EBITDA Ratio Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 9.2(c), the Applicable Margin from such date until such EBITDA Ratio Certificate is actually delivered shall be that applicable when the EBITDA Ratio is lower than 3.0 to 1.0 and (ii) in the event that the actual EBITDA Ratio for any fiscal quarter is subsequently

4



     determined to be less than that set forth in the EBITDA Ratio Certificate for such fiscal quarter, the Applicable Margin shall be recalculated for the applicable period based upon such actual EBITDA Ratio. Changes in the Applicable Margin, if any, resulting from the operation of clause (ii) above shall be given effect through adjustments in subsequent payments of interest so as to give effect to such Applicable Margin retroactively to the applicable period.

          "Application": in respect of each Letter of Credit issued by an Issuing Bank, an application, in such form as such Issuing Bank may specify from time to time, requesting issuance of such Letter of Credit.

          "Assignee":  as defined in subsection 14.6(c).

          "Assignment and Acceptance": such Assignment and Acceptance, substantially in the form of Exhibit D, executed and delivered pursuant to subsection 14.6(c).

          "Available Foreign Currencies": Deutsche Marks, Pounds Sterling, Hong Kong Dollars, Singapore Dollars, Belgian Francs, French Francs, Austrian Schillings, Danish Kroner, Japanese Yen, Swiss Francs, and any other available and freely-convertible foreign currency selected by the Company and approved by the Administrative Agent in the manner described in subsection 14.1(b).

          "Borrowers": the collective reference to the Company and the Subsidiary Borrowers.

          "Borrowing Date": any Business Day on which a Loan is to be made at the request of a Borrower under this Agreement.

          "Business":  as defined in subsection 7.17.

          "Business Day": (a) when such term is used in respect of a day on which a Loan in an Available Foreign Currency is to be made, a payment is to be made in respect of such Loan or any other dealing in such Available Foreign Currency is to be carried out pursuant to this Agreement, such term shall mean
a
     London Banking Day which is also a day on which banks are open for general banking business in the city which is the principal financial center of the country of such Available Foreign Currency, (b) when such term is used to describe a day on which a request is to be made to an Issuing Bank for issuance of a Letter of Credit or on which a Letter of Credit is to be issued, such term shall mean a day other than a Saturday, Sunday or other day on which commercial banks in the city in which such Issuing Bank's Issuing Office is located and (c) when such term is used in any other context in this Agreement, such term shall mean a day other than a Saturday, Sunday or other day on which

5



     commercial banks in New York City are authorized or required by law to close.

          "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash-Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest credit ratings from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits, bankers' acceptances and repurchase agreements having maturities of one year or less from the date of acquisition issued, and money market deposit accounts issued or offered by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $100,000,000; and (d) commercial paper of an issuer rated at least A-2 by Standard & Poor's Corporation or P-2 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and, in either case, maturing within one year from the date of acquisition.

          "C/D Assessment Rate": for any day, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. 327.3(d) (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "C/D Reserve Percentage": for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) (the "Board"), for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new

6



     non-personal time deposits in Dollars having a maturity of 30 days or more.

          "Change of Control": an event or series of events by which (i) any "person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Permitted Investor, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire without condition, other than passage of time, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the then outstanding Voting Stock of the Company, (ii)(A) the Company consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its properties and assets (determined on a consolidated basis for the Company and its Subsidiaries taken as a whole) to any Person, or (B) any corporation consolidates with or merges into the Company or a Subsidiary of the Company in a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than a transaction solely between the Company and a Subsidiary of the Company or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; provided, however, that notwithstanding anything to the contrary in this definition, transfer of beneficial ownership of shares held by the Permitted Investor upon the death of the Permitted Investor to the heirs and devisees of the Permitted Investor shall not constitute a Change of Control.

          "Chemical":  Chemical Bank.

          "Closing Date":  the date on or before October 31, 1994
     on which the conditions precedent set forth in subsection 8.1 shall be satisfied.

          "Code": the Internal Revenue Code of 1986, as amended from time to time.

          "Commercial Letter of Credit":  as defined in subsection
     5.1(b).

7


          "Commitment": as to any Lender, the obligation of such Lender to make and/or acquire participating interests in Loans and issue and/or acquire participating interests in Letters of Credit hereunder in an aggregate Dollar Equivalent Amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I, as such amount may be changed from time to time in accordance with the provisions of this Agreement.

          "Commitment Percentage": as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the amount of such Lender's Exposure then outstanding constitutes of the aggregate amount of the Exposure of all the Lenders then outstanding).

          "Commitment Period": the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

          "Committed Rate Loan": as defined in subsection 2.1; a Committed Rate Loan bearing interest based upon the ABR shall be a "Committed Rate ABR Loan", and a Committed Rate Loan bearing interest based upon the Eurocurrency Rate shall be a "Committed Rate Eurocurrency Loan".

          "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

          "Company Obligations": the unpaid principal of and interest on the Loans made to the Company, all Reimbursement Obligations in respect of Letters of Credit issued for the account of the Company and all other obligations and liabilities of the Company to the Administrative Agent, any Issuing Bank or any Lender (including, without limitation, interest accruing after the maturity or earlier acceleration of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, the Letters of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including,

8


     without limitation, all fees and disbursements of counsel to the Administrative Agent, any Issuing Bank or any Lender) or otherwise.

          "Competitive Advance Loan":  as defined in subsection
     3.1.

          "Consolidated Capitalization":  at any date, the sum of
     (i) shareholders' equity of the Company and (without duplication) its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, and (ii) Consolidated Total Debt; provided, that the Studer Preferred Stock shall not be included in determining shareholders' equity of the Company and its consolidated Subsidiaries.

          "Consolidated EBITDA": for any period, Consolidated Net Income for such period, plus the amount of taxes, interest, depreciation and amortization deducted from earnings in determining such Consolidated Net Income.

          "Consolidated Interest Expense": for any period, the amount of interest expense deducted from earnings of the Company and its consolidated Subsidiaries in determining Consolidated Net Income for such period in accordance with GAAP.

          "Consolidated Net Income": for any fiscal period, the net income of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP minus Studer
     Dividends.

          "Consolidated Senior Debt":  at any date, Consolidated
     Total Debt less the outstanding principal amount of Subordinated Debt.

          "Consolidated Total Assets": at any date, the aggregate amount of the assets of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, that the Studer Assets shall not be included in determining Consolidated Total Assets.

          "Consolidated Total Debt": at any date, without duplication, the aggregate of all Indebtedness (including the current portion thereof) of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, that the obligations of the Company and Studer in respect of the Studer L/C shall not be included in determining Consolidated Total Debt.

          "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which

9


     such Person is a party or by which it or any of its property is bound.

          "Currencies": the collective reference to Dollars and the Available Foreign Currencies.

          "Default": any event or condition that upon notice, the lapse of time, or both, would constitute an Event of Default.

          "Dividend": the quarterly dividend of $0.04 per share of Common Stock paid by the Company on August 15, 1994 to each holder of record as of July 29, 1994.

          "Dollar Equivalent Amount": with respect to the amount of any Available Foreign Currency on any date, the equivalent amount in Dollars of such amount of Available Foreign
     Currency, as determined by the Administrative Agent using the Exchange Rate.

          "Dollars" and "$": dollars in lawful currency of the United States of America.

          "Domestic Subsidiary Borrower":  each Subsidiary of the
     Company which is organized under the laws of the District of Columbia or a State of the United States and listed as a Domestic Subsidiary Borrower on Schedule II.

          "EBITDA Ratio":  on any date, the ratio of Consolidated
     EBITDA to Consolidated Interest Expense for the four consecutive fiscal quarters of the Company most recently ended prior to such date.

          "EBITDA Ratio Certificate":  as defined in subsection
     9.2(c).

          "Environmental Laws": any and all applicable material, foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, enforceable requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurocurrency Loan": any Loan bearing interest based upon a Eurocurrency Rate.

          "Eurocurrency Rate": in respect of each Currency, the rate determined as the Eurocurrency Rate for such Currency in the manner set forth in the Administrative Schedule.

          "Event of Default":  any of the events specified in
     Section 12, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Exchange Rate": with respect to any Available Foreign Currency on any date, the rate at which such Available Foreign Currency may be exchanged into Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 A.M. London time on such date. In the event that such rate does not appear on any Reuters currency page, the "Exchange Rate" with respect to such Available Foreign Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company or, in the absence of such agreement, such "Exchange Rate" shall instead be the Administrative Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such Available Foreign Currency are then being conducted, at or about 10:00 A.M., local time, at such date for the purchase of Dollars with such Available Foreign Currency, for delivery two Business Days later; provided, that if at the time of any such determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

          "Exposure": at any date, the aggregate Dollar Equivalent Amount of (a) all Loans then outstanding and (b) all L/C
     Obligations then outstanding.

          "Extensions of Credit": the collective reference to Loans made and Letters of Credit issued under this Agreement.

          "Facility Fee Rate": for each day during each fiscal quarter of the Company, the rate per annum set forth below opposite the EBITDA Ratio shown on the EBITDA Ratio Certificate required pursuant to subsection 9.2(c) to be delivered for the immediately preceding fiscal quarter:

          EBITDA Ratio                  Facility Fee Rate

          Greater than or
          equal to 6.5 to 1.0                .10%

          Greater than or equal
          to 5.5 to 1.0 but lower
          than 6.5 to 1.0                    .15%

          Greater than or equal to
          4.25 to 1.0 but lower than

          5.5 to 1.0                         .20%

          Greater than or equal to
          3.0 to 1.0 but lower than
          4.25 to 1.0                        .25%

          Lower than 3.0 to 1.0              .375%

     ; provided, however, that, (i) in the event that no EBITDA Ratio Certificate has been delivered for a fiscal quarter prior to the last day of the next succeeding fiscal quarter, the Facility Fee Rate during such next succeeding fiscal quarter shall be that applicable when the EBITDA Ratio is lower than 3.0 to 1.0 and (ii) in the event that the actual EBITDA Ratio for any fiscal quarter is subsequently determined to be less than that set forth in the EBITDA Ratio Certificate for such fiscal quarter, the Facility Fee Rate during the fiscal quarter next succeeding the fiscal quarter in respect of which such EBITDA Ratio has been determined shall be determined based upon such actual EBITDA Ratio. Changes in the Facility Fee Rate, if any, resulting from the operation of any of clauses (i) or (ii) above for any fiscal quarter shall be given effect through adjustments in subsequent payments of facility fee so as to give effect to such Facility Fee Rate retroactively to the beginning of such fiscal quarter.

          "Fee Letter": the letter agreement, dated August 16, 1994, between the Company and Chemical.
          "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Foreign Subsidiary Borrower": each Subsidiary of the Company which is organized under the laws of a jurisdiction other than the District of Columbia or a State of the United States and listed as a Foreign Subsidiary Borrower on Schedule II.

          "Foreign Subsidiary Obligations": the unpaid principal of and interest on the Loans made to the Foreign Subsidiary Borrowers, all Reimbursement Obligations in respect of Letters of Credit issued for the account of the Foreign Subsidiary Borrowers and all other obligations and liabilities of the Foreign Subsidiary Borrowers to the Administrative Agent, any Issuing Bank or any Lender (including, without limitation, interest accruing after the maturity or earlier acceleration of such Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Foreign Subsidiary Borrower, whether or not a claim for post-filing or post petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, the Letters of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, any Issuing Bank or any Lender) or otherwise.

          "Funding Office": for each Type of Loan and each Currency, the Funding Office set forth in respect thereof in the Administrative Schedule.

          "Funding Time": for each Type of Loan and each Currency, the Funding Time set forth in respect thereof in the Administrative Schedule.

          "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

          "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising applicable executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee

     Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) obligations of the Company or any of its Subsidiaries under arrangements entered into in the ordinary course of business whereby the Company or such Subsidiary sells inventory to other Persons under agreements obligating the Company or such Subsidiary to repurchase such inventory, at a price not exceeding the original sale price, upon the occurrence of certain specified events. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

          "Guarantor": each Subsidiary Guarantor and the Company and each Subsidiary Borrower in its capacity as a guarantor pursuant to Section 11 of this Agreement.

          "Implied Senior Long-Term Debt Rating": in the case where the Company has no long-term, senior, unsecured, non-credit enhanced debt that is the subject of a current rating by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., then the Company's implied senior, unsecured, long-term debt rating, as determined and made publicly-available from time to time by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

          "Indebtedness": of any Person at any date, all indebtedness or obligations of such Person (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), as reflected on the balance sheet of such Person prepared in accordance with GAAP.

          "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.

          "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Committed Rate Eurocurrency Loan having an Interest Period of three months or less, the last day of such Interest

     Period, (c) as to any Committed Rate Eurocurrency Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period, (d) as to any Swing Line Loan, the last Business Day of each calendar month during which such Swing Line Loan is outstanding and the date of repayment thereof, and (e) as to any Competitive Advance Loan, the date or dates agreed upon by the relevant Borrower and Lender at the time the terms of such Competitive Advance Loan are determined as provided in Section 3.

          "Interest Period":  with respect to any Committed Rate
     Eurocurrency Loan:
                    (i) initially, the period commencing on the borrowing, continuation or conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the relevant Borrower in its Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, given with respect thereto; and

                     (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the relevant
          Borrower by a Notice of Continuation with respect thereto;

     provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                 (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                 (2) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date; and

                 (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

          "Investment Grade": the Company shall be deemed to be Investment Grade when its long-term, senior, unsecured, non-credit enhanced debt is rated or, when the Company has no long-term, senior, unsecured, non-credit enhanced debt that is the subject of a rating, then its Implied Senior Long-Term Debt Rating is, at least BBB- by Standard & Poor's Ratings Group or at least Baa3 by Moody's Investors Service, Inc.

          "Issuing Bank":  each Lender listed as an Issuing Bank in
     Schedule III.

          "Issuing Office": in respect of each Issuing Bank, the Issuing Office set forth for such Issuing Bank in Schedule
     III.

          "Joinder Agreement": each Joinder Agreement, substantially in the form of Exhibit A, from time to time executed and delivered hereunder pursuant to subsection 14.1
     (b).

          "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 5.5(a).

          "L/C Participant": in respect of each Letter of Credit, each Lender (other than the Issuing Bank in respect of such Letter of Credit) in its capacity as the holder of a participating interest in such Letter of Credit.

          "Letter of Credit":  as defined in subsection 5.1.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "Loan":  any Committed Rate Loan, Competitive Advance
     Loan or Swing Line Loan made by any Lender pursuant to this Agreement.

          "Loan Documents":  this Agreement and each Joinder
     Agreement.

          "Loan Parties":  the Borrowers and the Subsidiary
     Guarantors.

          "London Banking Day": any day on which banks in London are open for general banking business, including dealings in foreign currency and exchange.

          "Majority Lenders": at any time, Lenders the Commitment Percentages of which aggregate more than 50%.

          "Material Adverse Effect":  a material adverse effect on
     (a) the business, operations, property or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "Material Debt Instrument": those agreements and other instruments of Indebtedness listed on Schedule VI, which list shall include any such instrument under which any Loan Party is an obligor and under which the outstanding amount and/or available commitment to extend credit exceeds $10,000,000.

          "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Non-Excluded Taxes":  as defined in subsection 6.6.

          "Notice of Borrowing": with respect to a Loan of any Type in any Currency, a notice from the Borrower in respect of such Loan, containing the information in respect of such Loan and delivered to the Person, in the manner and by the time specified for a Notice of Borrowing in respect of such Currency and such Type of Loan in the Administrative Schedule.

          "Notice of Competitive Advance Loan": with respect to each Competitive Advance Loan in any Currency, a notice from the Lender in respect of such Loan, containing the information in respect of such Loan and delivered to the Person, in the manner and by the time specified for a Notice of Competitive Advance Loan in the Administrative Schedule.

          "Notice of Continuation": with respect to a Committed Rate Loan in any Currency, a notice from the Borrower in respect of such Loan, containing the information in respect of such Loan and delivered to the Person, in the manner and by the time specified for a Notice of Continuation in respect of such Currency in the Administrative Schedule.

          "Notice of Conversion": with respect to a Committed Rate Loan in Dollars which a Borrower wishes to convert from a Eurocurrency Loan to an ABR Loan, or from an ABR Loan to a Eurocurrency Loan, as the case may be, a notice from such Borrower setting forth the amount of such Loan to be converted, the date of such conversion (which, in the case of conversions of Eurocurrency Loans to ABR Loans, shall be the last day of an Interest Period applicable to such Eurocurrency Loans) and, in the case of conversions of ABR Loans to Eurocurrency Loans, the length of the initial Interest Period applicable thereto. Each Notice of Conversion shall be delivered to the Administrative Agent at its address set forth in subsection 14.2 and shall be delivered before 11:00 A.M., New York City time, one Business Day before the requested conversion in the case of conversions to ABR Loans, and before 11:00 A.M., New York City time, three Business Days before the requested conversion in the case of conversions to Eurocurrency Loans.

          "Notice of Swing Line Outstandings": with respect to each Swing Line Lender, a notice from such Swing Line Lender containing the information, delivered to the Person, in the manner and by the time, specified for a Notice of Swing Line Outstandings in the Administrative Schedule.

          "Notice of Swing Line Refunding": with respect to each Swing Line Lender, a notice from such Swing Line Lender containing the information, delivered to the Person, in the manner and by the time, specified for a Notice of Swing Line Refunding in the Administrative Schedule.

          "Obligations":  the collective reference to the Company
     Obligations and the Subsidiary Obligations.

          "Participant":  as defined in subsection 14.6(b).

          "Payment Office": for each Type of Loan and each Currency, the Payment Office set forth in respect thereof in the Administrative Schedule.

          "Payment Time": for each Type of Loan and each Currency, the Payment Time set forth in respect thereof in the Administrative Schedule.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.
          "Permitted Business Acquisitions": acquisitions of all or substantially all of the assets of, or all of the shares or other equity interests in, a Person or division or line of business of a Person engaged in the same business as the

     Company and its Subsidiaries or in a related business if immediately after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing after giving effect to such acquisition, (ii) all transactions related thereto shall be consummated in accordance with applicable laws, (iii) 75% of the outstanding capital stock or other ownership interests of any acquired or newly formed corporation or other entity must be owned directly by the Company or a Restricted Subsidiary and such corporation or entity shall become a Restricted Subsidiary and a Subsidiary Guarantor hereunder, (iv) in the case of an acquisition of Capital Stock, the board of directors (or equivalent governing body) of the target company shall have approved such transaction, and (v) the Company shall be in compliance, on a pro forma basis, with the covenants contained in subsection
     10.1 recomputed as at the last day of the most recently ended fiscal quarter of the Company, and the Company shall have delivered to the Administrative Agent an officers' certificate to such effect, together with all relevant financial information for such acquired corporation, entity or assets.

          "Permitted Investor":  Sidney Harman, Chairman of the
     Board of Directors and Chief Executive Officer of the Company on the date hereof.

          "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Properties":  as defined in subsection 7.17.

          "Quotation Day": in respect of the determination of the Eurocurrency Rate for any Interest Period for any Currency, the day on which quotations would ordinarily be given by prime banks in the London interbank market (or, if such Currency is Sterling, in the Paris interbank market) for deposits in such Currency for delivery on the first day of such Interest Period; provided, that if quotations would ordinarily be given on more than one date, the Quotation Day for such Interest Period shall be the last of such dates. On the date hereof, the Quotation Day in respect of any Interest Period for any Currency is customarily the last day prior to the beginning of such Interest Period which is (i) at least two London Banking Days prior to the beginning of such Interest Period and (ii)
a
     day on which banks are open
     for general banking business in the city which is the principal financial center of the country of such Currency (and, in the case of Sterling, in Paris).

          "Reference Lenders":  Chemical Bank, Societe Generale and
     NationsBank.

          "Register":  as defined in subsection 14.6(d).

          "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Reimbursement Obligation": in respect of each Letter of Credit, the obligation of the account party thereunder to reimburse the Issuing Bank for all drawings made thereunder in accordance with Section 5 and the Application related to such Letter of Credit.

          "Reorganization":  with respect to any Multiemployer
     Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in
     Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615.

          "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any material law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer": the chief executive officer, the president, the chief financial officer or the vice president for financial or legal affairs of the Company.

          "Restricted Subsidiary": any Subsidiary listed in
     Schedule II. Each Restricted Subsidiary which is organized under the laws of any jurisdiction in the United States shall be a Subsidiary Borrower or a Subsidiary Guarantor.

          "Sale and Lease-Back Transaction": as defined in subsection 10.10.

          "Schedule Amendment": each Schedule Amendment, substantially in the form of Exhibit B, executed and delivered pursuant to subsection 14.1.

          "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Standby Letter of Credit":  as defined in subsection
     5.1(b).

          "Studer": Studer Professional Audio AG, a Subsidiary corporation organized under the laws of Switzerland.

          "Studer Assets": the investment assets of Studer acquired with the proceeds of the Studer Preferred Stock as a part of the Studer Transaction.

          "Studer Dividend": any dividend paid to holders of Studer Preferred Stock.

          "Studer Income": the income to be earned by Studer from the Studer Assets.

          "Studer L/C": the letter of credit to be issued for the account of Studer to back obligations to pay dividends and redemption price in respect of the Studer Preferred Stock as
a
     part of the Studer Transaction.

          "Studer Preferred Stock: the preferred stock to be issued by Studer as a part of the Studer Transaction.

          "Studer Transaction": the transaction or series of transactions described in Schedule V.

          "Subordinated Debt": (a) Indebtedness of the Company under its 11.20% Senior Subordinated Notes Due December 1, 1998, (b) Indebtedness of the Company under its 12% Senior Subordinated Notes Due August 1, 2002 and (c) any other unsecured Indebtedness of the Company no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption or mandatory prepayment or otherwise) prior to the Termination Date, and the payment of the principal of and interest on which and any other obligations of the Company in respect thereof is subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Loans and all other Obligations hereunder on terms and conditions that are (i) no less favorable to the Lenders (as reasonably determined by the Majority Lenders) than those applicable to the Indebtedness described in clause (b) above or (ii) otherwise personally acceptable to the Majority Lenders.

          "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Subsidiary Borrower": each Subsidiary of the Company listed as a Subsidiary Borrower in Schedule II.

          "Subsidiary Guarantor": each Subsidiary of the Company listed as a Subsidiary Guarantor in Schedule II.

          "Subsidiary Obligations": the unpaid principal of and interest on the Loans made to the Subsidiary Borrowers, all Reimbursement Obligations in respect of Letters of Credit issued for the account of the Subsidiary Borrowers and all other obligations and liabilities of the Subsidiary Borrowers to the Administrative Agent, any Issuing Bank or any Lender (including, without limitation, interest accruing after the maturity or earlier acceleration of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Subsidiary Borrower, whether or not a claim for post-filing or post petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, the Letters of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, any Issuing Bank or any Lender) or otherwise.

          "Swing Line Currency": in respect of any Borrower, the Currency set forth for such Borrower in Schedule III.

          "Swing Line Lender": in respect of any Borrower and any Currency, each Lender listed as a Swing Line Lender in respect of such Borrower and Currency in Schedule III.

          "Swing Line Loan":  as defined in subsection 4.1.

          "Swing Line Rate":  in respect of each Swing Line
     Currency, the interest rate per annum set forth for such Swing Line Currency in Schedule III.

          "Termination Date":  September 30, 1999.

          "Tranche": the collective reference to Committed Rate Eurocurrency Loans in any Currency the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Transferee":  as defined in subsection 14.6(f).

          "Type": in respect of any Loan, its character as a Committed Rate Loan, Competitive Advance Loan or Swing Line
     Loan, as the case may be.

          "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended, supplemented or otherwise modified from time to time.

          "Value": with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (ii) the fair market value of such property at the time of entering into such Sale and Lease-Back Transaction, in either case, divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension op-tions contained in the lease.

          "Voting Stock": stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of the Company (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          1.2  Other Definitional Provisions.   (a) Unless
otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. References to Schedules to this Agreement are references to such Schedules as the same may from time to time be amended or otherwise modified in accordance with the terms hereof.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


               SECTION 2.   THE COMMITTED RATE LOANS

          2.1  Committed Rate Loans.    (a)  Subject to the terms
and conditions hereof, each Lender severally agrees to make loans on a revolving credit basis ("Committed Rate Loans") to any Borrower from time to time during the Commitment Period; provided, that no Committed Rate Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the amount of the Exposure would exceed the aggregate amount of the Commitments. During the Commitment Period the Borrowers may use the Commitments by borrowing, prepaying the Committed Rate Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The Committed Rate Loans may be made in Dollars or any Available Foreign Currency and may from time to time be (i) Committed Rate Eurocurrency Loans, (ii) in the case of Committed Rate Loans in Dollars only, Committed Rate ABR Loans or (iii) a combination thereof, as determined by the relevant Borrower and set forth in the Notice of Borrowing or Notice of Conversion with respect thereto; provided, that no Committed Rate Eurocurrency Loan shall be made after the day that is one month prior to the Termination Date.

          2.2  Procedure for Committed Rate Loan Borrowing.   Any
Borrower may request the Lenders to make Committed Rate Loans on any Business Day during the Commitment Period by delivering a Notice of Borrowing. Each borrowing of Committed Rate Loans shall be in an amount equal to (a) in the case of ABR Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate undrawn amount of the Commitments is less than $1,000,000, such lesser amount) and (b) in the case of Eurocurrency Loans, (i) if in Dollars, $2,000,000 or increments of $500,000 thereafter, and (ii) if in any Available Foreign Currency, an amount in such Available Foreign Currency of which the Dollar Equivalent Amount is at least $2,000,000. Upon receipt of any such Notice of Borrowing from a Borrower, the Administrative Agent shall promptly notify each Lender thereof. Subject to the terms and conditions hereof, each Lender will make the amount of its pro rata share of each such borrowing available to the Administrative Agent for the account of such Borrower at the Funding Office, and at or prior to the Funding Time, for the Currency of such Loan in funds immediately available to the Administrative Agent. Such borrowing will then be made available to such Borrower at the Funding Office, in like funds as received by the Administrative Agent.

          2.3  Repayment of Committed Rate Loans; Evidence of Debt.

(a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender on the Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 12), the then unpaid principal amount of each Committed Rate Loan made by such Lender. Each Borrower hereby further agrees to pay interest on the unpaid principal amount of the Committed Rate Loans made to such Borrower from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.8.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Lender resulting from each Committed Rate Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 14.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Committed Rate Loan made hereunder and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender under Committed Rate Loans and (iii) the amount of any sum received by the Administrative Agent from each Borrower in respect of Committed Rate Loans, and the amount of each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.3(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest) the Committed Rate Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          2.4 Termination or Reduction of Commitments. The Company shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple thereof and shall reduce permanently the Commitments then in effect.

          2.5 Optional Prepayments. Any Borrower may, at any time and from time to time, prepay the Committed Rate Loans made to such Borrower, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment, the Currency of the Committed Rate Loans to be prepaid and whether the prepayment is of Eurocurrency Loans, ABR Loans (in the case of Committed Rate Loans in Dollars) or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 6.7. Partial prepayments shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

          2.6  Conversion and Continuation Options.   (a) By giving
a Notice of Conversion, any Borrower may elect from time to time
(i) to convert such Borrower's Eurocurrency Loans in Dollars to ABR Loans or (ii) to convert such Borrower's ABR Loans to Eurocurrency Loans in Dollars; provided, that any such conversion of Eurocurrency Loans may only be made on the last day of an Interest Period with respect thereto. Upon receipt of any Notice of Conversion the Administrative Agent shall promptly notify each Lender thereof. All or any part of Eurocurrency Loans outstanding in Dollars or ABR Loans may be converted as provided herein, provided that (i) no ABR Loan may be converted into a Eurocurrency Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a conversion is not appropriate and (ii) no ABR Loan may be converted into a Eurocurrency Loan after the date that is one month prior to the Termination Date.

          (b) By giving a Notice of Continuation, any Borrower may continue any of such Borrower's Eurocurrency Loans as Eurocurrency Loans in the same Currency for additional Interest Periods.

          (c) Any Borrower may convert Committed Rate Loans outstanding in one Currency to Committed Rate Loans of a different Currency by repaying such Loans in the first Currency and borrowing Loans of such different Currency in accordance with the applicable provisions of this Agreement.

          (d) If any Borrower shall fail to timely give a Notice of Continuation or a Notice of Conversion in respect of any of such Borrower's Eurocurrency Loans with respect to which an Interest Period is expiring, such Eurocurrency Loans shall become due and payable on the last day of such expiring Interest Period; provided, that such Borrower may, in accordance with and subject to the terms and conditions of this Agreement refinance such maturing Eurocurrency Loans on such maturity date with Swing Line Loans or Competitive Advance Loans.

          2.7 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Committed Rate Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising (i) each Tranche in Dollars shall be not less than $2,000,000 and (ii) each Tranche in any Available Foreign Currency shall be not less than the Dollar Equivalent Amount in such Currency of $2,000,000.

          2.8  Interest Rates and Payment Dates for Committed Rate
Loans.    (a)  Each Committed Rate Eurocurrency Loan shall bear
interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Margin.

          (b) Each Committed Rate ABR Loan shall bear interest at a rate per annum equal to the ABR.

          (c) If all or a portion of (i) the principal amount of any Committed Rate Loan or (ii) any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (d) Interest on Committed Rate Loans shall be payable in arrears on each Interest Payment Date; provided, that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

          2.9 Inability to Determine Interest Rate. If on or prior to the Quotation Day for any Interest Period in respect of any Eurocurrency Loan in any Currency:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the relevant market generally, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such affected Currency or such affected Interest Period, or

          (b) the Administrative Agent shall have received notice from Lenders having Commitments comprising at least 25% of the aggregate amount of the Commitments that the Eurocurrency Rate determined or to be determined for such affected Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Committed Rate Loans during such affected Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Company and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurocurrency Loans requested to be made in such affected Currency on the first day of such affected Interest Period shall be made as ABR Loans in Dollars in an Equivalent Amount, (y) any Committed Rate Loans that were to have been converted on the first day of such affected Interest Period from ABR Loans, to Eurocurrency Loans in such affected Currency, shall be continued as ABR Loans and (z) any Eurocurrency Loans in such affected Currency that were to have been continued as such shall be converted, on the first day of such Interest Period, to ABR Loans in Dollars in an Equivalent Amount. Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans in such affected Currency shall be made or continued as such.

             SECTION 3.  THE COMPETITIVE ADVANCE LOANS

          3.1  Competitive Advance Loans.    (a)  Subject to the
terms and conditions hereof, any Borrower may, from time to time during the Commitment Period, request one or more Lenders to offer bids, and any such Lender may, in its sole discretion, offer such bids, to make competitive advance loans ("Competitive Advance Loans") to such Borrower on the terms and conditions set forth in such bids. Each Competitive Advance Loan shall bear interest at the rates, payable on the dates, and shall mature on the date, agreed between such Borrower and Lender at the time such Competitive Advance Loan is made; provided, that (i) each Competitive Advance Loan shall mature not earlier than 1 day and not later than 180 days, after the date such Competitive Advance Loan is made and (ii) no Competitive Advance Loan shall mature after the Termination Date. During the Commitment Period the Borrowers may accept bids from Lenders from time to time for Competitive Advance Loans, and borrow and repay Competitive Advance Loans, all in accordance with the terms and conditions hereof; provided, that no Competitive Advance Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the aggregate amount of the Exposure would exceed the aggregate amount of the Commitments. Subject to the foregoing, any Lender may, in its sole discretion, make Competitive Advance Loans in an aggregate outstanding amount exceeding the amount of such Lender's Commitment.

          (b) The Competitive Advance Loans may be made in Dollars or any Available Foreign Currency, as agreed between the Borrower and Lender in respect thereof at the time such Competitive Advance Loan is made.

          3.2  Procedure for Competitive Advance Loan Borrowing.
(a) Any Borrower may request one or more Lenders to make bids to make Committed Rate Loans in such manner and at such time as shall be agreed by such Borrower and such Lenders. The proceeds of each Competitive Advance Loan will be made available to the Borrower in respect thereof in the manner agreed between such Borrower and the relevant Lender at the time such Competitive Advance Loan is made.

          (b)  Promptly after any Lender makes a Competitive
Advance Loan (and in any event on the same day) such Lender shall deliver a Notice of Competitive Advance Loan.

          3.3 Repayment of Competitive Advance Loans; Evidence of Debt. (a) Each Borrower that borrows any Competitive Advance Loan hereby unconditionally promises to pay to the Lender that made such Competitive Advance Loan on the maturity date, as agreed by such Borrower and Lender at the time such Competitive Advance Loan is made (or such earlier date on which all the Loans become due and payable pursuant to Section 12), the then unpaid principal amount of such Competitive Advance Loan. Each Borrower hereby further agrees to pay interest on the unpaid principal amount of the Competitive Advance Loans made by any Lender to such Borrower from time to time outstanding from the date thereof until payment in full thereof at the rate per annum, and on the dates, agreed by such Borrower and Lender at the time such Competitive Advance Loan is made. All payments in respect of Competitive Advance Loans shall be made by such Borrower to its Competitive Advance Loan Lender at the address separately agreed to between the Company and such Competitive Advance Loan Lender.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Lender resulting from each Competitive Advance Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time in respect of Competitive Advance Loans. The entries made in the accounts of each Lender maintained pursuant to this subsection 3.3(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded, absent manifest error; provided, however, that the failure of any Lender to maintain any such account, or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest) the Competitive Advance Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          3.4 Prepayments. Unless otherwise agreed by the Lender making a Competitive Advance Loan, such Competitive Advance Loan may not be optionally prepaid prior to the scheduled maturity date thereof.

                 SECTION 4.   THE SWING LINE LOANS

          4.1 Swing Line Loans. Subject to the terms and conditions hereof, each Borrower may borrow from such Borrower's Swing Line Lender swing line loans ("Swing Line Loans") from time to time during the Commitment Period in Dollars or in the Swing Line Currency of such Borrower; provided, that no Swing Line Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, (i) the amount of the Exposure would exceed the aggregate amount of the Commitments or (ii) (A) the aggregate principal amount of the Swing Line Loans of any such Borrower outstanding in Dollars would exceed $2,000,000 or (B) the Dollar Equivalent Amount of aggregate principal amount of the Swing Line Loans of such Borrower outstanding in the Swing Line Currency of any such Borrower would exceed $2,000,000. During the Commitment Period, the Borrowers may borrow and prepay the Swing Line Loans, in whole or in part, all in accordance with the terms and conditions hereof.

          4.2 Procedure for Swing Line Borrowing. (a) Any Borrower may borrow Swing Line Loans during the Commitment Period on any Business Day by giving a Notice of Borrowing in respect of such Swing Line Loan. Subject to the terms and conditions hereof, on the Borrowing Date of each Swing Line Loan, the relevant Swing Line Lender shall make the proceeds thereof available to the relevant Borrower in immediately available funds in the manner from time to time agreed by such Borrower and such Swing Line Lender.

          (b) On the last Business Day of each week on which a Swing Line Lender has any outstanding Swing Line Loans, such Lender shall deliver a Notice to the Administrative Agent of Swing Line Outstandings. The Administrative Agent will, at the request of any Swing Line Lender, advise such Swing Line Lender of the Exchange Rate used by the Administrative Agent in calculating the Dollar Equivalent Amount of Swing Line Loans of such Swing Line Lender on any date.

          4.3  Repayment of Swing Line Loans; Evidence of Debt.
(a) Each Borrower of Swing Line Loans hereby unconditionally promises to pay to its Swing Line Lender on the Termination Date (or such earlier date on which such Swing Line Loans become due and payable pursuant to subsection 4.4 or on which all the Loans become due and payable pursuant to Section 12), the then unpaid principal amount of such Swing Line Loans. Each Borrower of Swing Line Loans hereby further agrees to pay interest on the unpaid principal amount of such Swing Line Loans from time to time outstanding from the date thereof until payment in full thereof at the Swing Line Rate for the Currency of such Swing Line Loan, payable on the last Business Day of each calendar month on which such Swing Line Loans are outstanding. All payments in respect of Swing Line Loans shall be made by such Borrower of Swing Line Loans to its Swing Line Lender at the address set forth in Schedule III for such Swing Line Lender and Swing Line Loans in such Currency.

          (b) Each Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Swing Line Lender resulting from each Swing Line Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Swing Line Lender from time to time under this Agreement. The entries made in the accounts of each Swing Line Lender maintained pursuant to this subsection 4.3(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Swing Line Lender to maintain any such account, or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest) the Swing Line Loans made to such Borrower by such Swing Line Lender in accordance with the terms of this Agreement.

          4.4  Allocating Swing Line Loans; Swing Line Loan
Participations.    (a)  If any Event of Default shall occur and be
continuing, any Swing Line Lender may, in its sole and absolute discretion, direct that the Swing Line Loans owing to it be refunded, by delivering a Notice of Swing Line Refunding. Upon receipt of a Notice of Swing Line Refunding the Administrative Agent shall promptly give notice of the contents thereof to the Lenders and, unless an Event of Default described in Section 12 (f) in respect of the Company or the relevant Borrower has occurred, to the Company and the relevant Borrower. Each such Notice of Swing Line Refunding shall be deemed to constitute delivery by such Borrower of a Notice of Borrowing of Committed Rate Eurocurrency Loans in the amount and Currency of the Swing Line Loans to which it relates, for an Interest Period of one month's duration.
Subject to the terms and conditions hereof, each Lender (including each Swing Line Lender in its capacity as a Lender having a Commitment) hereby agrees to make a Committed Rate Loan to such Borrower pursuant to Section 2 in an amount equal to such Lender's Commitment Percentage of the aggregate amount of the Swing Line Loans to which such Notice of Swing Line Refunding relates. Unless any of the events described in Section 12(f) in respect of the Company or such Borrower shall have occurred (in which case the procedures of subsection 4.4(b) shall apply), each Lender shall make the amount of such Committed Rate Loan available to the Administrative Agent at the Funding Office, and at or prior to the Funding Time, for the Currency of such Loan in funds immediately available to the Administrative Agent. The proceeds of such Committed Rate Loans shall be immediately made available to such Swing Line Lender by the Administrative Agent and applied by such Swing Line Lender to repay the Swing Line Loans to which such Notice of Swing Line Refunding related.

          (b) If prior to the time a Committed Rate Loan would have otherwise been made pursuant to subsection 4.4(a), one of the events described in Section 12(f) shall have occurred in respect of the Company or the relevant Borrower, each Lender (other than the relevant Swing Line Lender) shall, on the date such Committed Rate Loan would have been made pursuant to the Notice of Swing Line Refunding referred to in subsection 4.4(a) (the "Refunding Date"), purchase an undivided participating interest in the outstanding Swing Line Loans to which such Notice of Swing Line Refunding related, in an amount equal to (i) such Lender's Commitment Percentage times (ii) the aggregate principal amount of such Swing Line Loans then outstanding which were to have been repaid with Committed Rate Loans (the "Swing Line Participation Amount"). On the Refunding Date, each Lender shall transfer to such Swing Line Lender, in immediately available funds, such Lender's Swing Line Participation Amount, and upon receipt thereof such Swing Line Lender shall, if requested by any Lender, deliver to such Lender a participation certificate dated the date of such Swing Line Lender's receipt of such funds and evidencing such Lender's ownership of its Swing Line Participation Amount.

          (c) Whenever, at any time after any Swing Line Lender has received from any Lender such Lender's Swing Line Participation Amount, such Swing Line Lender receives any payment on account of the related Swing Line Loans, such Swing Line Lender will distribute to such Lender its Commitment Percentage of such payment on account of its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by such Swing Line Lender is required to be returned, such Lender will return to such Swing Line Lender any portion thereof previously distributed to it by such Swing Line Lender.

          (d) Each Lender's obligation to make Committed Rate Loans pursuant to subsection 4.4(a) and to purchase participating interests pursuant to subsection 4.4(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender or any Borrower, or any Borrower may have against any Lender or any other Person, as the case may be, for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company or any of its Subsidiaries;
(iv) any breach of this Agreement by any party hereto; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                SECTION 5.   THE LETTERS OF CREDIT

          5.1  L/C Commitment.    (a)  Subject to the terms and
conditions hereof, each Issuing Bank agrees to issue letters of credit ("Letters of Credit") for the account of any Borrower on any Business Day during the Commitment Period in such form as shall be reasonably acceptable to such Issuing Bank; provided, that no Letter of Credit shall be issued if, after giving effect thereto
(i) the aggregate amount of the Exposure would exceed the aggregate amount of the Commitments or (ii) the aggregate amount of the L/C Obligations would exceed $50,000,000.

          (b)  Each Letter of Credit shall:
             (i) be denominated in Dollars or an Available Foreign Currency and shall be either (A) a standby letter of credit issued to support obligations of a Borrower, contingent or otherwise, to provide credit support for workers' compensation, other insurance programs and other lawful corporate purposes (a "Standby Letter of Credit") or (B) a commercial letter of credit issued in respect of the purchase of goods and services in the ordinary course of business of the Company and its Subsidiaries (a "Commercial Letter of Credit"; together with the Standby Letters of Credit, the "Letters of Credit") and,

             (ii) expire no later than the earlier of (A) 360 days (in the case of Standby Letters of Credit) or 180 days (in the case of Commercial Letters of Credit) after its date of issuance and (B) 5 Business Days prior to the Termination
     Date.

          (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York or, if acceptable to the Majority Lenders and the relevant account party, the jurisdiction of the Issuing Office at which such Letter of Credit is issued.

          (d) No Issuing Bank shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Bank or any Lender to exceed any limits imposed by, any applicable Requirement of Law.

          5.2 Procedure for Issuance of Letters of Credit under this Agreement. Any Borrower may from time to time request that an Issuing Bank issue a Letter of Credit by delivering to such Issuing Bank at its Issuing Office an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as such Issuing Bank may reasonably request. Upon receipt by an Issuing Bank of any Application, such Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall any Issuing Bank be required to issue any Letter of Credit earlier than five Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Bank and such Borrower. Such Issuing Bank shall advise the Administrative Agent of the terms of such Letter of Credit on the date of issuance thereof and shall promptly thereafter furnish copies thereof to the Company and each Lender.

          5.3  Fees, Commissions and Other Charges.   (a)  Each
Borrower for whose account a Letter of Credit is issued hereunder shall pay to the Administrative Agent, for the account of the Lenders (including the Issuing Bank) pro rata according to their Commitment Percentages, a letter of credit commission with respect to each Letter of Credit, computed at a rate equal to the then Applicable Margin for Eurocurrency Loans on the daily average undrawn face amount of such Letter of Credit. Such commissions shall be payable in arrears on the last Business Day of each March, June, September and December to occur after the date of issuance of each Letter of Credit and on the expiration date of such Letter of Credit and shall be nonrefundable. Each Borrower for whose account a Letter of Credit is issued hereunder shall also pay to the Issuing Bank in respect of each Letter of Credit such commission as shall be agreed from time to time by the Company and such Issuing Bank.

          (b) In addition to the foregoing fees and commissions, each Borrower for whose account a Letter of Credit is issued hereunder shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by such Issuing Bank in issuing, effecting payment under, amending or otherwise administering such Letter of Credit.

          (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the Lenders all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

          5.4  L/C Participations.    (a)  Each Issuing Bank
irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Commitment Percentage in such Issuing Bank's obligations and rights under each Letter of Credit issued by such Issuing Bank hereunder and the amount of each draft paid by such Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Bank that, if a draft is paid under any Letter of Credit issued by such Issuing Bank for which such Issuing Bank is not reimbursed in full by the Borrower which is the account party thereunder in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Bank upon demand at such Issuing Bank's Issuing Office an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to any Issuing Bank pursuant to subsection 5.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Bank under any Letter of Credit is not paid to such Issuing Bank on the date such payment is due from such L/C Participant, such L/C Participant shall pay to such Issuing Bank on demand an amount equal to the product of such amount, times (A) in the case of any such payment obligation denominated in Dollars, the daily average Federal funds rate, as quoted by such Issuing Bank, or (B) in the case of any such payment obligation denominated in an Available Foreign Currency, the rate customary in such Currency for settlement of similar inter-bank obligations, as quoted by such Issuing Bank, in each case during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of an Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after an Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 5.4(a) the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the account party or otherwise, including by way of set-off or proceeds of collateral applied thereto by such Issuing Bank), or any payment of interest on account thereof, such Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to such Issuing Bank the portion thereof previously distributed by such Issuing Bank to it.

          5.5  Reimbursement Obligation of the Borrowers.
         (a) Each Borrower for whose account a Letter of Credit is issued hereunder agrees to reimburse the Issuing Bank in respect of such Letter of Credit on each date on which such Issuing Bank notifies such Borrower of the date and amount of a draft presented under such Letter of Credit and paid by such Issuing Bank for the amount of such draft so paid and any taxes, fees, charges or other costs or expenses incurred by such Issuing Bank in connection with such payment. Each such payment shall be made to such Issuing Bank at its Issuing Office in the Currency in which payment of such draft was made and in immediately available funds.

          (b) Interest shall be payable on any and all amounts remaining unpaid by any Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which is (i) in the case of such amounts payable in Dollars, 2% above the ABR from time to time and (ii) in the case of such amounts payable in any other currency, 2% above the rate reasonably determined by the Issuing Bank as the cost of funding such overdue amount from time to time on an overnight basis.

          5.6  Obligations Absolute.    (a)  The obligations of the
Borrowers under this Section 5 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any Borrower may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit.

          (b) Each Borrower for whose account a Letter of Credit is issued hereunder also agrees with the Issuing Bank in respect of such Letter of Credit that such Issuing Bank shall not be responsible for, and such Borrower's Reimbursement Obligations under subsection 5.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, provided, that reliance upon such documents by such Issuing Bank shall not have constituted gross negligence or wilful misconduct of such Issuing Bank or (ii) any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee.

          (c) The Issuing Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Bank's gross negligence or willful misconduct.

          (d) Each Borrower for whose account a Letter of Credit is issued hereunder agrees that any action taken or omitted by any Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, shall be binding on such Borrower and shall not result in any liability of such Issuing Bank to such Borrower.

          5.7 Letter of Credit Payments. If any draft shall be presented for payment to an Issuing Bank under any Letter of Credit, such Issuing Bank shall promptly notify the account party of the date and amount thereof. The responsibility of the Issuing Bank to the account party in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

          5.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 5, the provisions of this
Section 5 shall apply.


   SECTION 6.   CERTAIN PROVISIONS APPLICABLE TO THE LOANS AND
LETTERS OF CREDIT

          6.1 Facility Fee. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee for the period from and including the Closing Date to, but excluding, the Termination Date, computed at the Facility Fee Rate in effect from time to time on the average daily amount of the Commitment (used and unused) of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date on which the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          (b) The Company agrees to pay to the Administrative Agent, for its own account, the administrative agent's fee, to the Administrative Agent, for the account of the Lenders, the upfront fee, and to Chemical, for its own account, such other fees, in the amounts and on the dates set forth in the Fee Letter.

          6.2  Computation of Interest and Fees.    Facility fees
and, whenever it is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest and Letter of Credit commissions shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the relevant Borrower and the Lenders of each determination of a Eurocurrency Rate. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively. The Administrative Agent shall as soon as practicable notify the relevant Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error.

          6.3  Pro Rata Treatment and Payments.   (a)  Each
borrowing by a Borrower of Committed Rate Loans, each payment by the Borrower on account of any facility fee hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment (including each prepayment) by any Borrower on account of principal of and interest on any Loans shall be made pro rata according to the respective principal amounts of the Loans of such Borrower then due and owing to the Lenders. All payments (including prepayments) to be made by any Borrower hereunder, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set off or counterclaim. All payments in respect of Committed Rate Loans in any Currency shall be made in such Currency and in immediately available funds at the Payment Office, and at or prior to the Payment Time, for such Type of Loans and such Currency, on the due date thereof. The Administrative Agent shall distribute to the Lenders any payments received by the Administrative Agent promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date in respect of Committed Rate Loans that such Lender will not make the amount that would constitute its Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to (A) in the case of any such Committed Rate Loans denominated in Dollars, the daily average Federal funds rate, as quoted by the Administrative Agent, or (B) in the case of any Committed Rate Loans denominated in an Available Foreign Currency, the rate customary in such Currency for settlement of similar inter-bank obligations, as quoted by the Administrative Agent, in each case for the period until such Lender makes such amount immediately available to the

Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Swing Line Loans in such Currency hereunder, on demand, from the relevant Borrower.

          6.4 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Loans or Extensions of Credit to one or more Foreign Subsidiary Borrowers as contemplated by this Agreement, the commitment of such Lender hereunder to make Eurocurrency Loans, continue Eurocurrency Loans as such, convert Loans to Eurocurrency Loans and maintain Extensions of Credit to such Foreign Subsidiary Borrowers shall forthwith be cancelled to the extent necessary to remedy or prevent such illegality. Nothing in this subsection 6.4 shall affect the obligation of the Lenders to make and maintain ABR Loans to the Company and the Domestic Subsidiary Borrowers and, to the extent not unlawful, to Foreign Subsidiary Borrowers, notwithstanding that a Requirement of Law may make it unlawful to make and maintain Eurocurrency Loans to such Borrowers.

          6.5  Requirements of Law.    (a)  If after the date
hereof the adoption of or any change in any Requirement of Law or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof or compliance by any Lender with any request or directive (whether or not having the force of law) applicable generally in the jurisdiction of such Lender to banking institutions of the same type as such Lender:

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Eurocurrency Loan made by it to any Borrower or any Extension of Credit to any Foreign Subsidiary Borrower, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 6.6 and changes in the rate of tax on the overall net income of such Lender);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurocurrency Rate; or

               (iii)  shall impose on such Lender any other
     condition affecting Eurocurrency Loans made by such Lender to any Borrower, or Extensions of Credit by such Lender to Foreign Subsidiary Borrowers and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans or making or maintaining Extensions of Credit to Foreign Subsidiary Borrowers or to reduce any amount receivable hereunder in respect thereof, and such Lender has no reasonable means (as it shall determine in its sole discretion) to avoid such costs or reductions, then, in any such case, the Company shall promptly pay such Lender following receipt of a certificate of such Lender in accordance with subsection 6.5(d) such additional amount or amounts as will compensate such Lender for such increased cost or reduction suffered.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Company shall promptly pay to such Lender following receipt of a certificate of such Lender in accordance with subsection 6.5(d) such additional amount or amounts as will compensate such Lender for any such reduction suffered. Notwithstanding any other provision in this paragraph (b), no Lender or Swing Line Lender shall be entitled to demand compensation pursuant to this paragraph (b) if it shall not then be the general practice of such Lender or Swing Line Lender, as applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

          (c) In addition to, and without duplication of, amounts which may become payable from time to time pursuant to paragraphs
(a) and (b) of this subsection 6.5, each Borrower agrees to pay to each Lender which requests compensation under this paragraph (c) by notice to such Borrower, on the last day of each Interest Period with respect to any Committed Rate

Eurocurrency Loan made by such Lender to such Borrower, at any time when such Lender shall be required to maintain reserves against "Eurocurrency liabilities" under Regulation D of the Board (or, at any time when such Lender may be required by the Board or by any other Governmental Authority, whether within the United States or in another relevant jurisdiction, to maintain reserves against any other category of liabilities which includes deposits by reference to which the Eurocurrency Rate is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender which includes any such Committed Rate Eurocurrency Loans), an additional amount (determined by such Lender's calculation or, if an accurate calculation is impracticable, reasonable estimate using such reasonable means of allocation as such Lender shall determine) equal to the actual costs, if any, incurred by such Lender during such Interest Period as a result of the applicability of the foregoing reserves to such Committed Rate Eurocurrency Loans.

          (d) A certificate of each Lender or Swing Line Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or Swing Line Lender as specified in paragraph (a), (b) or (c) above, as the case may be, and setting forth in reasonable detail an explanation of the basis of requesting such compensation in accordance with paragraph (a) or
(b) above, including calculations in detail comparable to the detail set forth in Certificates delivered to such Lender in similar circumstances under comparable provisions of other comparable credit agreements, shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. The relevant Borrower shall pay each Lender or Swing Line Lender the amount shown as due on any such certificate delivered to it within 10 days after its receipt of the same.

          (e) Failure on the part of any Lender or Swing Line Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's or Swing Line Lender's right to demand compensation with respect to such period or any other period, except that no Lender or Swing Line Lender shall be entitled to compensation under this subsection 6.5 for any costs incurred or reduction suffered with respect to any date unless such Lender or Swing Line Lender, as applicable, shall have notified the relevant Borrower that it will demand compensation for such costs or reductions under paragraph
(d) above, not more than six months after the later of (i) such date and (ii) the date on which such Lender or Swing Line Lender, as applicable, shall have become aware of such costs or reductions.

The protection of this subsection 6.5 shall be available to each Lender and Swing Line Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

          (f) The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          6.6  Taxes.    (a)  All payments made by any Loan Party
under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) provided, however, that the Lender shall have complied with the relevant provisions of this subsection 6.6. If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by any Loan Party, as promptly as possible thereafter such Loan Party shall timely pay such Non-Excluded Taxes and shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Loan Party showing payment thereof. If such Loan Party fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Loan Party shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. Notwithstanding the foregoing, no Loan Party shall be required to make any payments in respect of Non-Excluded Taxes to any Lender that has changed the lending office at which it maintains the Extensions of Credit to which such Non-Excluded Taxes relate (other than any such change in lending office made by such Lender pursuant to subsection 6.8 to avoid or minimize the application or effects of subsection 6.5 or 6.6) in an amount greater than such Loan Party would have been required to pay pursuant to this subsection 6.6 if no such change in lending office had occurred. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

               (i) deliver to the Company and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

               (ii) deliver to the Company and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company; and

               (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement in respect of Extensions of Credit to the Company and the Domestic Subsidiary Borrowers without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 14.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          (c) Each Lender further agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to deliver to the Foreign Subsidiary Borrowers, promptly upon any request therefor from time to time, such forms, documents and other information as may be required by applicable law from time to time and to file all appropriate forms to obtain a certificate or other appropriate documents from the appropriate governmental authorities to establish that payments made in respect of Extensions of Credit to the Foreign Subsidiary Borrower can be made without (or at a reduced rate of) withholding of any Non-Excluded Taxes provided, however, that if such Lender is or becomes unable, by virtue of any applicable law, rule or regulation, to establish such exemption or reduction the Loan Parties shall nonetheless remain obligated under subsection 6.6(a) above to pay the amounts described therein and provided, further, that no Lender shall be required to take any action hereunder which in the discretion of such Lender would cause such Lender and its lending office(s) to suffer a material, economic, legal or regulatory disadvantage.

          6.7 Indemnity. Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or reasonable expense which such Lender may sustain or incur as a consequence of
(a) default by such Borrower in making a borrowing of, conversion into or continuation of a Loan after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making by such Borrower of a prepayment of Eurocurrency Loans or Competitive Advance Loans on a day which is not the last day of an Interest Period or the maturity date, as the case may be, with respect thereto. Such loss or reasonable expense shall be equal to the sum of (a) such Lender's actual costs and expenses incurred (other than any lost profits) in connection with, or by reason of, any of the foregoing events and (b) an amount equal to the excess, if any, as reasonably determined by such Lender of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or continued (assumed to be the Eurocurrency Rate applicable thereto) for the period from and including the date for such payment, prepayment, conversion or continuation to but excluding the last day of the Interest Period for such Loan over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or continued for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts, including calculations in reasonable detail, that such Lender is entitled to receive pursuant to this subsection 6.7 shall be delivered to the Borrower and shall be conclusive absent manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          6.8  Change of Lending Office.    (a)  Each Lender agrees
that upon the occurrence of any event giving rise to the operation of subsection 6.4, 6.5 or 6.6, it will use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Company or designate a different lending office for Extensions of Credit affected by such event with the object of avoiding or minimizing the consequences of such event; provided, that such filing or designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no material economic, legal or regulatory disadvantage; and, provided, further, that nothing in this subsection 6.8 shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to subsection 6.4, 6.5 or 6.6.

          (b) In the event that any Lender shall have delivered a notice or certificate pursuant to subsections 6.4, 6.5 or 6.8, the Borrowers shall have the right, but not the obligation, at their own expense, upon notice to such Lender and the Administrative Agent, to replace such Lender with an assignee (in accordance with and subject to the restrictions contained in subsection 14.6) approved by the Administrative Agent (which approval shall not be unreasonably withheld), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in subsection 14.6) all its interests, rights and obligations under this Agreement to such assignee; provided, however, that no Lender shall be obligated to make any such assignment unless (i) such assignment shall not conflict with any Requirement of Law, (ii) such assignee shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder and (iii) the Borrowers shall pay to the affected Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder (including any amount that would be payable to such Lender pursuant to subsection 6.7 if such assignment were, instead, a prepayment).

          6.9 Company Controls on Exposure; Calculation of Exposure; Prepayment if Exposure exceeds Commitments. (a) The Company will implement and maintain internal accounting controls to monitor the borrowings and repayments of Loans by the Company and the Subsidiary Borrowers and the issuance of and drawings under Letters of Credit, with the object of preventing any request for an Extension of Credit that would result in the aggregate amount of the Exposure being in excess of the Commitments and of promptly identifying and remedying any circumstance where, by reason of changes in exchange rates, the aggregate amount of the Exposure does exceed the Commitments. In the event that at any time the Company determines that the aggregate amount of the Exposure exceeds the aggregate amount of the Commitments by more that 5%, the Company will, as soon as practicable but in any event within five Business Days of making such determination, make such repayments or prepayments of Loans as shall be necessary to cause the aggregate amount of the Exposure to no longer exceed the Commitments.

          (b) The Administrative Agent will calculate the aggregate amount of the Exposure from time to time, and in any event not less frequently than once during each calendar week. In making such calculations, the Administrative Agent will rely on the information most recently received by it from the Swing Line Lenders in respect of outstanding Swing Line Loans and from Lenders in respect of outstanding Competitive Advance Loans.

Upon making each such calculation, the Administrative Agent will inform the Company and the Lenders of the results thereof.

          (c) In the event that on any date the Administrative Agent calculates that the aggregate amount of the Exposure exceeds the aggregate amount of the Commitments by more than 5%, the Administrative Agent will give notice to such effect to the Company. Within five Business Days after receipt of any such notice, the Company will, as soon as practicable but in any event within five Business Days of receipt of such notice, make such repayments or prepayments of Loans as shall be necessary to cause the aggregate amount of the Exposure to no longer exceed the Commitments.

          (d) Any prepayment required to be made pursuant to this subsection 6.9 shall be accompanied by payment of amounts payable, if any, pursuant to subsection 6.7 in respect of the amount so prepaid.


          SECTION 7.   REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement, to make the Loans and to issue and/or participate in the Letters of Credit, the Company hereby represents and warrants to the Administrative Agent and each Lender that:

          7.1 Financial Condition. The consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 1994 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by KPMG Peat Marwick, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

Neither the Company nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. During the period from June 30, 1994 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at June 30, 1994.

          7.2 No Change. (a) Since June 30, 1994 there has been no development or event which has had or is reasonably expected to have a Material Adverse Effect, and (b) during the period from June 30, 1994 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company nor has any of the Capital Stock of the Company been redeemed, retired, purchased or otherwise acquired for value by the Company or any of its Subsidiaries, except for payment by the Company of the Dividend.

          7.3 Corporate Existence; Compliance with Law. Each of the Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify is not reasonably expected to have a Material Adverse Effect and
(d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith is not reasonably expected to have a Material Adverse Effect.

          7.4 Corporate Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the corporate power and authority to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Company or any Loan Party is a party. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Company and each Loan Party party hereto or thereto. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a valid and binding obligation of the Company or the Loan Party, as the case may be, party thereto enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          7.5 No Legal Bar. The execution, delivery and performance of the Loan Documents to which the Company or any Loan Party is a party, the borrowings hereunder and the use of the proceeds thereof will not (a) violate any Requirement of Law or Contractual Obligation of the Company or of any of its Subsidiaries except where any such violation is not reasonably expected to result in a Material Adverse Effect or (b) result in the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation except where any such creation or imposition of any Lien is not reasonably expected to result in a Material Adverse Effect.

          7.6  No Material Litigation.  No litigation,
investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which is reasonably expected to have a Material Adverse Effect.

          7.7 No Default. Neither the Company nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          7.8 Ownership of Property; Liens. Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material real property, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as presently conducted. All such material properties are free and clear of all Liens, other than Liens permitted by subsection 10.3.

          7.9 Intellectual Property. The Company and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those failures to own or license which are not reasonably expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted against the Company or any Subsidiary and is pending by any Person challenging or questioning the use by the Company or any Subsidiary of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company know of any valid basis for any such claim. To the best knowledge of the Company, the use of such Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, are not reasonably expected to have a Material Adverse Effect.

          7.10 Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Company, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be) except where such failure to file or pay is not reasonably expected to result in a Material Adverse Effect; no tax Lien has been filed in respect of any material amount of unpaid taxes, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge except where such claim is not reasonably expected to result in a Material Adverse Effect.

          7.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, the Company will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

          7.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made on the date of any Extension of Credit with respect to any Single Employer Plan or Multiemployer Plan, and each Plan (such representation in respect of any Multiemployer Plan being made to the best of the Company's knowledge) has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien on assets of the Company or any Commonly Controlled Entity in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made on the date of any Extension of Credit, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all

Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To the best of the Company's knowledge, no such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Company and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount in excess of $5,000,000.

          7.13 Investment Company Act; Other Regulations. Neither the Company nor any Subsidiary Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any Subsidiary Borrower is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

          7.14  Subsidiaries.  Schedule 7.14 lists all the
Subsidiaries of the Company at the date hereof.

          7.15 Purpose of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used by the Company and the Subsidiary Borrowers to refinance existing bank lines and for general corporate purposes including, without limitation, working capital, letters of credit, repayment, prepayment or purchase of long-term indebtedness and acquisitions.

          7.16 Accuracy and Completeness of Information. All information heretofore furnished by the Company to the Lenders for purposes of or in connection with this Agreement, and all such information hereafter furnished by the Company to any Lender for purposes of this Agreement, will not, at the time delivered, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made or to be made, in the light of the circumstances under which they were or will be made, not misleading. Prior to the date hereof, the Company has disclosed to the Lenders in writing any and all facts which materially and adversely affect (to the extent the Company can as of the date hereof reasonably foresee), the business, operations or financial condition of the Company and its Subsidiaries taken as a whole, or the ability of the Borrowers to perform their obligations under this Agreement.

          7.17 Environmental Matters. Except to the extent that all of the following are not reasonably expected to have a Material Adverse Effect:

          (a) The facilities and properties owned, leased or operated by the Company or any of its Subsidiaries (the "Properties") do not contain, and to the knowledge of the Company during its period of ownership, lease or operation of the Properties, have not previously contained, any Materials of Environmental Concern in amounts or concentrations which
     (i) constitute a violation of, or (ii) are reasonably expected to give rise to liability under, any Environmental Law.

          (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the "Business") which could materially interfere with the continued operation of the Properties or materially impair the fair saleable value thereof.

          (c) Neither the Company nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

          (f) There has been no release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.


                 SECTION 8.   CONDITIONS PRECEDENT

          8.1 Conditions to Initial Extensions of Credit. The agreement of each Lender to make the initial Extension of Credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Extension of Credit on the Closing Date, of the following conditions precedent:

          (a) Credit Agreement. The Administrative Agent shall have received this Agreement, executed and delivered by each Lender and by the Company and each of the other Loan Parties listed on Schedule II on the Closing Date.

          (b) Related Agreements. The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Company, of any Material Debt Instrument.

          (c) Borrowing Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Company, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Company. There shall be attached to such certificate (i) a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, (ii) a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of the Domestic Subsidiary Borrowers and Subsidiary Guarantors listed on Schedule II on the Closing Date authorizing the execution, delivery and performance of this Agreement and (iii) specimen signatures of officers of each Loan Party authorized to execute this Agreement and related documents as of the date hereof.

          (d) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of the Company, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Company.

          (e)  Consents, Licenses and Approvals.  The
     Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Company (i) attaching copies of all consents, authorizations and filings referred to in subsection 7.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

          (f) Fees. The Administrative Agent shall have received the fees to be received on the Closing Date referred to in subsection 6.1(b).

          (g) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

               (i) the executed legal opinion of Jones, Day, Reavis & Pogue, counsel to the Company, the Domestic
          Subsidiary Borrowers and the Subsidiary Guarantors, substantially in the form of Exhibit E-1;

               (ii) the executed legal opinion of the general counsel of the Company, substantially in the form of Exhibit E-2; and

               (iii) the executed legal opinion of counsel to each Foreign Subsidiary Borrower that is a party to this Agreement on the Closing Date, covering the matters set forth in Exhibit E-3, with such modifications therein as may be appropriate in each relevant jurisdiction.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          8.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and warranties made by the Company in or pursuant to this Agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date.

          (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

          (c) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent.

Each request by a Borrower for an Extension of Credit hereunder shall constitute a representation and warranty by such Borrower as of the date on which such Extension of Credit is to be made that the conditions contained in this subsection have been satisfied.


                SECTION 9.   AFFIRMATIVE COVENANTS

          The Company hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Company shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          9.1  Financial Statements.  Furnish to each Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Company and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          9.2  Certificates; Other Information.  Furnish to each
Lender:

          (a) concurrently with the delivery of the financial statements referred to in subsection 9.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 9.1(a) and (b), a certificate of a Responsible Officer stating that, to the best of such Officer's knowledge, the Company during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

          (c) within 45 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, and within 90 days after the end of each fiscal year of the Company, a certificate of the principal financial officer of the Company showing in detail the computations necessary to calculate the Applicable Margin and Facility Fee Rate (an "EBITDA Ratio Certificate");

          (d) not later than ten Business Days following approval by the Board of Directors of the Company (and in any event at least once in each fiscal year), a copy of the Company's final Business Plan as approved by the Directors;

          (e) within five days after the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and within five days after the same are filed, copies of all financial statements and periodic reports which the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

          (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request (including, but not limited to, annual consolidating financial statements not later than 150 days after the end of each fiscal year).

          9.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries, as the case may be or to the extent that the failure to so pay, discharge or satisfy would not be reasonably expected to have a Material Adverse Effect.

          9.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 10.4; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not be reasonably expected to have a Material Adverse Effect.

          9.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property on an "all risk" basis; and furnish to each Lender, upon written request, full information as to the insurance carried.

          9.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Lenders to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries and with its independent certified public accountants; provided that all such visits shall be coordinated by the Lenders with the Administrative Agent, and by the Administrative Agent with the Company, in order to minimize disruption of the Company's business.

          9.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Company or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought unless the Company has determined in good faith, after consultation with and based upon advice of counsel acting for the Company or such Subsidiary in such litigation or proceeding, that it could not be reasonably expected that such litigation or proceeding would result in a final judgment against the Company or such Subsidiary in an amount greater than $5,000,000;

          (d) the following events, as soon as possible and in any event within 30 days after the Company knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan or Multiemployer Plan, a failure of the Company or a Commonly Controlled Entity to make any required contribution to a Plan, the creation of any Lien on the assets of the Company or any Commonly Controlled Entity in favor of the PBGC or a Plan or any withdrawal of the Company or a Commonly Controlled Entity from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan; and
          (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

          9.8 Environmental Laws. (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same (i) are being contested in good faith by appropriate proceedings and could not be reasonably expected to have a Material Adverse Effect or (ii) could not be reasonably expected to have a Material Adverse Effect.


                 SECTION 10.   NEGATIVE COVENANTS

          The Company hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan
Document, the Company shall not, directly or indirectly:

          10.1  Financial Condition Covenants.

          (a)  Consolidated Total Debt to Consolidated
     Capitalization. Permit the ratio of Consolidated Total Debt to Consolidated Capitalization at any time to be greater than 68%.

          (b) EBITDA Ratio. Permit the EBITDA Ratio for any period of four consecutive fiscal quarters to be less than
     2.25 to 1.0.

          10.2  Limitation on Indebtedness of Restricted
Subsidiaries.  Permit any Restricted Subsidiary (other than any
Restricted Subsidiary that is a Domestic Subsidiary Borrower or a Subsidiary Guarantor) to create, incur, assume or suffer to exist any Indebtedness, except:

          (a)  Indebtedness under this Agreement;

          (b) Indebtedness outstanding on the date hereof and listed on Schedule 10.2 (all of which Indebtedness described in Part II of such Schedule will be repaid within 30 days of the date of this Agreement);

          (c) Indebtedness of a corporation which becomes a Restricted Subsidiary after the date hereof, provided that (i) such indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation thereof and
     (ii) immediately after giving effect to the acquisition of such corporation by the Company no Default or Event of Default shall have occurred and be continuing;

          (d) Indebtedness secured by any Lien permitted by subsection 10.3(g);

          (e)  Indebtedness of the Company's Subsidiary or
     Subsidiaries in Denmark in an aggregate principal amount not exceeding $2,000,000 (or its equivalent in Danish Kroner) at any time outstanding;

          (f) additional Indebtedness not exceeding $5,000,000 in aggregate principal amount at any one time outstanding (as to all such Restricted Subsidiaries (other than any Restricted
     Subsidiary that is a Domestic Subsidiary Borrower or a Subsidiary Guarantor)); and

          (g) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Indebtedness referred to in the foregoing clauses (b),
     (c) and (d) (other than such Indebtedness described in Part II of Schedule 10.2); provided that no such extension, renewal or replacement shall result in an increase in such Indebtedness.

          10.3 Limitation on Liens. Create, incur, assume or suffer to exist, or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Company or its Restricted Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

          (b)  carriers', warehousemen's, mechanics',
     materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or such Restricted Subsidiary;

          (f)  Liens in existence on the date hereof listed on
     Schedule 10.2, provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Company or such Restricted Subsidiaries incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the fair value (as determined in good faith by the board of directors of the Company) of such property at the time it was acquired;

          (h) Liens on the property or assets of a corporation which becomes a Restricted Subsidiary after the date hereof securing Indebtedness in existence at the time such corporation became a Subsidiary, provided that (i) such Liens existed at the time such corporation became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such corporation after the time such corporation becomes a Subsidiary, and (iii) the amount of Indebtedness secured thereby is not increased;

          (i) Liens on the property or assets of a corporation existing at the time such corporation is merged or consolidated with or into the Company or a Restricted Subsidiary or at the time of a sale of the properties and assets of such corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary, and Liens on property or assets first acquired by the Company or
a
     Restricted Subsidiary after the date of this Agreement, provided that (A) no such Lien shall extend to or cover any property other than the property initially subject thereto and improvements thereto, and (B) the Indebtedness secured by each such Lien is then permitted by this Agreement;

          (j) Liens on inventory acquired by the Company or a Restricted Subsidiary in the ordinary course of business securing the payment to the seller of such inventory of the purchase price thereof, provided, that such Liens encumber only the inventory to which such purchase price relates and such purchase price is payable in accordance with customary trade terms;

          (k) Liens arising in connection with trade letters of credit issued for the account of the Company or a Restricted Subsidiary securing the reimbursement obligations in respect of such letters of credit, provided, that such Liens encumber only the property being acquired through payments made under such letters of credit or the documents of title and shipping and insurance documents relating to such property;

          (l) Liens on intellectual property acquired by the Company or a Restricted Subsidiary (such as software) securing the obligation of the Company or such Restricted Subsidiary to make royalty or similar payments to the seller of such intellectual property, provided, that such Liens encumber only the intellectual property to which such payments relate;

          (m) Liens (not otherwise permitted hereunder) which secure obligations not exceeding (as to the Company and all Restricted Subsidiaries) $5,000,000;

          (n)  Liens on the Studer Assets securing the
     reimbursement and related obligations of Studer in respect of the Studer Letter of Credit; and

          (o) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (f) through
     (n), inclusive; provided that (i) no such extension, renewal or replacement shall result in an increase in the liabilities secured thereby and (ii) such extension, renewal or replacement Lien shall be limited to all or a part of the same property that secured the Lien so extended, renewed or replaced (plus additions, accessions, replacements and improvements to such property).

          10.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, or permit any Restricted Subsidiary to do any of the foregoing, except:

          (a) any Restricted Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or surviving corporation) or with or into any one or more wholly owned Restricted Subsidiaries of the Company (provided that the wholly owned Restricted Subsidiary or Restricted Subsidiaries shall be the continuing or surviving corporation);

          (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other wholly owned Restricted Subsidiary of the Company; and

          (c) the Company and its Restricted Subsidiaries may consummate the transactions permitted by subsection 10.5.

          10.5 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of, or permit any Restricted Subsidiary to convey, sell, lease, assign, transfer or otherwise dispose of, any of its respective property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or permit any Restricted Subsidiary to issue or sell any shares of such Restricted Subsidiary's Capital Stock to any Person other than the Company or any wholly owned Restricted Subsidiary, except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business;

          (b) the sale of inventory in the ordinary course of business;

          (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (d) the sale or other disposition of any other property in the ordinary course of business, provided that (i) the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed 15% of Consolidated Total Assets as at the beginning of such twelve-month period and (ii) the aggregate book value of all assets so sold or disposed of between July 1, 1994 and the date of any determination thereof shall not exceed 25% of Consolidated Total Assets as at the end of the fiscal year of the Company most recently ended prior to such date of determination;

          (e) the Company may sell Pyle Industries, Inc. and the Company or any Restricted Subsidiary may sell or otherwise dispose of any Subsidiary other than a Restricted Subsidiary; and

          (f) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other wholly owned Restricted Subsidiary of the Company.

          10.6 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Company) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary, except that, so long as no Event of Default has occurred and is continuing, or would be continuing after giving effect thereto, the Company may pay dividends on its Capital Stock, provided, that the total cash amount of all such dividends paid between July 1, 1994 and the date of any determination thereof does not exceed (i) $2,500,000 plus
(ii) 25% of the proceeds received by the Company after September 30, 1994 from the issuance and sale by the Company of its Capital Stock, plus (iii) 25% of Consolidated Net Income for the period from July 1, 1994 through the end of the fiscal quarter of the Company most recently ended prior to the date of such determination.

          10.7  Limitation on Investments, Loans and Advances.
Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, or permit any Restricted Subsidiary to do any of the foregoing, except:

          (a) extensions of trade credit in the ordinary course of business;

          (b)  investments in Cash Equivalents;

          (c)  Permitted Business Acquisitions;

          (d) loans and advances to employees of the Company or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Company and its Subsidiaries not to exceed $1,000,000 at any one time outstanding;

          (e)  investments by the Company in its Restricted
     Subsidiaries and investments by Restricted Subsidiaries in the Company and in other Restricted Subsidiaries; and

          (f)  investments by the Company or any Restricted
     Subsidiary in any Subsidiary other than a Restricted
     Subsidiary so long as after giving effect thereto there is no violation of subsection 10.13.

          10.8 Limitation on Optional Payments of Subordinated Debt and Modifications of Subordination Provisions. At any time when the Company is not considered Investment Grade (a) agree to any amendment or other modification to any Subordinated Debt that would shorten the maturity thereof, (b) amend the subordination provisions of any Subordinated Debt or (c) make any optional payment or prepayment on or redemption or purchase of any Subordinated Debt unless, after giving effect to such payment, prepayment, redemption or purchase, the ratio of Consolidated Senior Debt to Consolidated Capitalization is not greater than 35%.


          10.9 Limitation on Transactions with Affiliates. Enter into, or permit any Restricted Subsidiary to enter into, any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than the Company or another Restricted Subsidiary), unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Company's or such Restricted Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          10.10 Limitation on Sales and Leasebacks. Enter into, or permit any Restricted Subsidiary to enter into, any arrangement with any Person providing for the leasing by the Company or such Restricted Subsidiary of real or personal property which is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Restricted Subsidiary (a "Sale and Lease-Back Transaction"), except for (i) Sale and Lease-Back Transactions having an aggregate Value not exceeding $10,000,000 or (ii) Sale and Lease-Back Transactions in respect of assets acquired by the Company or a Restricted Subsidiary after July 1, 1994, provided, that such Sale and Lease-Back Transaction is consummated within 180 days after the acquisition by the Company or a Restricted Subsidiary of the asset subject thereto.

          10.11 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Company to end on a day other than June 30.

          10.12 Limitation on Guarantee Obligations in respect of Indebtedness of Subsidiaries other than Restricted Subsidiaries. Create, incur or permit to exist, or permit any Restricted Subsidiary to create, incur or permit to exist, any material Guarantee Obligation in respect of any Indebtedness of any Subsidiary other than a Restricted Subsidiary.
          10.13 Limitation on Subsidiaries other than Restricted Subsidiaries. Permit at any time more than 10% of consolidated assets of the Company and its Subsidiaries to be held by any Person other than the Company and the Restricted Subsidiaries, or permit for any fiscal year more than the greater of (a) $10,000,000 and
(b) 15% of Consolidated Net Income, to be attributable to the earnings of any Person other than the Company and the Restricted Subsidiaries.

          10.14 Limitation on Guarantee Obligations. Permit the aggregate outstanding amount of Guarantee Obligations of the Company and its Subsidiaries, determined on a consolidated basis (other than Guarantee Obligations permitted pursuant to subsection 10.12), to exceed, at any time, $5,000,000.


                     SECTION 11.   GUARANTEES

          11.1 Guarantees. (a) In order to induce the Administrative Agent, the Co-Agent and the Lenders to execute and deliver this Agreement and to make the Extensions of Credit hereunder, and in consideration thereof:

               (i)  The Company hereby unconditionally and
     irrevocably guarantees to the Administrative Agent and each Lender and their respective successors and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Subsidiary Obligations, and the Company further agrees to pay any and all reasonable expenses which may be paid or incurred by the Administrative Agent or any Lender in collecting any or all of the Subsidiary Obligations and/or enforcing any rights under this Section 11 or under Subsidiary Obligations.

               (ii) Each Domestic Subsidiary Borrower and each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent and each Lender and their respective successors and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each Domestic Subsidiary Borrower and each Subsidiary Guarantor further agrees to pay any and all reasonable expenses which may be paid or incurred by the Administrative Agent or any Lender in collecting any or all of the Obligations and/or enforcing any rights under this Section 11 or under the Obligations.

               (iii) Each Foreign Subsidiary Borrower hereby unconditionally and irrevocably guarantees to the Administrative Agent and each Lender and their respective successors and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Foreign Subsidiary Obligations, and each Foreign Subsidiary Borrower further agrees to pay any and all reasonable expenses which may be paid or incurred by the Administrative Agent or any Lender in collecting any or all of the Foreign Subsidiary Obligations and/or enforcing any rights against such Foreign Subsidiary Borrower under this Section 11 or under the Foreign Subsidiary Obligations.

          (b) Notwithstanding the foregoing, anything herein to the contrary notwithstanding, the maximum liability of each Domestic Subsidiary Borrower, Subsidiary Guarantor and Foreign Subsidiary Borrower under this Section 11 shall in no event exceed the amount of obligations which such Guarantor can incur under applicable federal and state laws relating to the insolvency of debtors, and the maximum liability of each Subsidiary Guarantor under this Section 11 shall in no event exceed any limitations imposed by applicable laws of the jurisdiction of organization of such Subsidiary Guarantor on the amount of obligations which such Guarantor can guarantee.

          (c) Each Guarantor agrees that the Obligations guaranteed by it pursuant to this Section 11 may at any time and from time to time exceed the amount determined in accordance with the foregoing Paragraph (b) of this subsection 11.1 with respect to such Guarantor or with respect to all of the Guarantors without impairing the obligations of such Guarantor under this Section 11 or affecting the rights and remedies of the Administrative Agent and the Lenders hereunder.

          (d) No payment or payments made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations guaranteed by it hereunder up to the amount determined with respect to such Guarantor in accordance with the foregoing Paragraph (b) of this subsection 11.1 until the Obligations are paid in full and the Commitments are terminated.

          11.2 No Subrogation, Contribution, Reimbursement or Indemnity. (a) Notwithstanding anything to the contrary in this Agreement, the Company hereby irrevocably waives all rights which may have arisen, or which may arise in the future, in connection herewith to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of the Lenders against any Subsidiary Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Subsidiary Obligations. The Company hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against any Subsidiary Borrower or any other Person which may have arisen in connection with the guarantees contained in this Section 11.

          (b) So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of any Subsidiary Borrower to the Company on account of any of the rights waived in subsection 11.2, such amount shall be held by the Company in trust, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, as provided in subsection 6.3.

          (c) The provisions of this subsection 11.2 shall survive the termination of the guarantees contained in this Section 11 and the payment in full of the Obligations and the termination of the Commitments.

          11.3 Modification of Obligations. Each of the Guarantors hereby consents that, without the necessity of any reservation of rights against it and without notice to or further assent by it, any demand made by the Administrative Agent or any Lender for payment of any of the Obligations guaranteed by such Guarantor pursuant to this Section 11 may be rescinded by the Administrative Agent or such Lender and any of such Obligations continued, and such Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or such Lender and this Agreement (other than the obligations specifically incurred by such Guarantor as a Borrower or account party hereunder or as a Guarantor under this Section 11), any Application, any Letter of Credit, any collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent or such Lender may deem advisable from time to time, and any collateral security or guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of such Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservations of rights against such Guarantor and without notice to or further assent by such Guarantor (in respect of its guarantee hereunder) which will remain bound hereunder notwithstanding any such renewal, extension, supplement, termination, sale, exchange, waiver, surrender or release. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations. When making any demand hereunder against a Guarantor or a Borrower, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other Guarantor or Borrower, and any failure by the Administrative Agent or such Lender to make any such demand or to collect any payments from any other Borrower or

Guarantor or any such other guarantor or any release of any other Guarantor, other Borrower or other guarantor shall not relieve the Guarantor or the Company of its obligations and liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against such Guarantor or any Borrower. For purposes of this subsection 10.3, the term "demand" shall include the commencement and continuance of any legal proceedings.

          11.4 Waiver. Each Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations guaranteed by it pursuant to this Section 11 and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantees contained in this Section 11 or acceptance of the guarantees contained in this Section 11, and such Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon the guarantees contained in this Section 11, and all dealings between the Borrowers or the Guarantors and the Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantees contained in this Section 11. Each of the Guarantors hereby waives diligence, presentment, protest, demand for payment and notice of default or nonpayment and all other notices to or upon such Guarantor with respect to the Obligations guaranteed by it pursuant to this Section 11. This Section 11 shall be construed as continuing, absolute and unconditional guarantees of payment without regard to the validity, regularity or enforceability of this Agreement, any Application, any Letter of Credit, any of the Obligations, or any collateral security or guarantee therefor or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by such Guarantor or any Subsidiary Borrower against the Administrative Agent or any Lender, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any Subsidiary Borrower) (other than payment in full of the Obligations) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of any Guarantor under the guarantees contained in this Section 11 in bankruptcy or in any other instance, and the obligations and liabilities of the Guarantors and the Borrowers hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender at any time of any right or remedy against any Borrower, any Guarantor or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. The guarantees contained in this Section 11 shall remain in full force and effect and be binding in accordance with and to the extent of their terms upon the Guarantors (and any successors and assigns of either thereof) and shall inure to the benefit of the Administrative Agent and the

Lenders and their respective successors and assigns, until (subject to subsection 11.5) all the Obligations and the obligations of the Guarantors under this Section 11 shall have been satisfied by payment in full, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Obligations.

          11.5 Reinstatement. Each of the guarantees contained in this Section 11 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, all as though such payments had not been made.

          11.6 Payment of Obligations. Each of the Guarantors hereby guarantees that the Obligations guaranteed by it hereunder will be paid to the Person entitled thereto pursuant to the terms of this Agreement at the applicable Payment Office without set-off or counterclaim.


                  SECTION 12.   EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) Any Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or any Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Company or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Company shall default in the observance or performance of any agreement contained in Section 10, other than Section 10.7 and 10.13; or

          (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days (in the case of any such default by the Company) or 30 days after written notice thereof to such Loan Party (in the case of any such default by any Loan Party other than the Company); or

          (e) The Company or any of its Restricted Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is at least $5,000,000; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (f) (i) The Company or any of its Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause
     (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any of its Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity,
     (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (h) One or more final judgments or decrees of a court shall be entered against the Company or any of its Restricted Subsidiaries for the payment of money in an aggregate amount (to the extent not adequately covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (i)  Any Change of Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Company, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and
(B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Company declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. After all Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder shall have been paid in full, the excess, if any, of the amount so paid by the Company in respect of outstanding Letters of Credit over the amount required to satisfy the Reimbursement Obligations in respect thereof and all other obligations of the Company in respect thereof, shall be returned to the Company.

          Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


             SECTION 13.   THE ADMINISTRATIVE AGENT;
                           THE CO-AGENT AND THE ARRANGER

          13.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other
powers as are reasonably incidental thereto.   Notwithstanding any
provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          13.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          13.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

          13.4  Reliance by Administrative Agent.  The
Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in



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accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          13.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          13.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party which may come into the possession of the Administrative Agent or any of its



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


officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          13.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

          13.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Loan Parties as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          13.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall, unless an Event of Default shall be outstanding, be approved by the Company (such approval not to be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

          13.10 Co-Agent and Arranger. The Co-Agent and the Arranger, in such respective capacities, shall have no duties or responsibilities, and shall incur no obligations or liabilities, under this Agreement or the other Loan Documents but shall nevertheless be entitled to all of the indemnities and other protections afforded to the Administrative Agent under this Section 13.


                    SECTION 14.   MISCELLANEOUS

          14.1 Amendments and Waivers Generally; Amendments to Schedules II and III. (a) Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (i) enter into with the Company written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitments, in each case without the consent of each Lender affected thereby, or (B) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents, or release any Loan Party from its obligations under Section 11 (other than in connection with any disposition of such Loan Party permitted by this Agreement or any deletion of such Loan Party as a Restricted Subsidiary otherwise permitted by this Agreement), in each case without the written consent of all the Lenders, or (C) amend, modify or waive any provision of Section 13 without the written consent of the then Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          (b)  Schedules II, III and IV may be amended as follows:

               (i) Schedule II will be amended to add Subsidiaries of the Company as additional Domestic Subsidiary Borrowers, Foreign Subsidiary Borrowers or Subsidiary Guarantors, as the case may be, upon (A) execution and delivery by the Company, such additional Domestic Subsidiary Borrowers, Foreign Subsidiary Borrowers or Subsidiary Guarantors, as the case may be, and the Administrative Agent and, in the case of any such amendment adding a Subsidiary as a Subsidiary Borrower only, the Majority Lenders, of a Joinder Agreement providing for such to become Domestic Subsidiary Borrowers, Foreign Subsidiary Borrowers or Subsidiary Guarantors, as the case may be, and (B) delivery to the Administrative Agent of (1) corporate resolutions, other corporate documents and legal opinions in respect of such additional Domestic Subsidiary Borrowers, Foreign Subsidiary Borrowers or Subsidiary Guarantors, as the case may be, substantially equivalent to comparable documents delivered on the Closing Date in respect of the Domestic Subsidiary Borrowers, Foreign Subsidiary Borrowers or Subsidiary Guarantors, as the case may be, party to this Agreement on the Closing Date (provided, that such legal opinions in respect of Domestic Subsidiary Borrowers and Subsidiary Guarantors may be delivered by the Company's General Counsel) and (2) such other documents with respect thereto as the Administrative Agent shall reasonably request. Each such Subsidiary so added shall automatically become a Restricted Subsidiary.

               (ii) Schedule II will be amended to remove any Subsidiary as a Subsidiary Borrower upon execution and delivery by the Company of a Schedule Amendment providing for such amendment.

               (iii) Schedule III will be amended to designate other Lenders as additional or replacement Swing Line Lenders or additional Issuing Banks, and add administrative information (including the Swing Line Rate definition) with respect thereto, upon execution and delivery by the Company, the Administrative Agent and such additional or replacement Swing Line Lender or additional Issuing Bank, as the case may be, of a Schedule Amendment providing for such amendment. In the case of any replacement of a Swing Line Lender pursuant to a Schedule Amendment, the existing Swing Line Lender replaced pursuant thereto shall cease to be a Swing Line Lender upon the effectiveness of such Schedule Amendment and the repayment of all Swing Line Loans owning to such replaced Swing Line Lender.

               (iv)  Schedule III will be amended to change
     administrative information (including the Swing Line Rate definition) with respect to Swing Line Lenders or Issuing Banks, upon execution and delivery by the Company, the Administrative Agent and such Swing Line Lender or Issuing Bank, as the case may be, of a Schedule Amendment providing for such amendment.

               (v)  Schedule IV will be amended to change
     administrative information contained therein (other than any interest rate definition, Funding Time, Payment Time or notice time contained therein), upon execution and delivery by the Company and the Administrative Agent of a Schedule Amendment providing for such amendment.

               (vi) Schedule IV will be amended to conform any Funding Time, Payment Time or notice time contained therein to then-prevailing market practices, upon execution and delivery by the Company, the Majority Lenders and the Administrative Agent of a Schedule Amendment providing for such amendment.

               (vii) Schedule IV will be amended to change any interest rate definition contained therein or to add additional Available Foreign Currencies (and related interest rate definitions and administrative information), upon execution and delivery by the Company, all the Lenders and the Administrative Agent of a Schedule Amendment providing for such amendment.

          14.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or 5 days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Loan Parties and the Administrative Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

    Any Loan Party:           Harman International
                                Industries, Incorporated
                              1101 Pennsylvania Avenue, N.W.
                              Suite 1010
                              Washington, D.C.  20004

                              Attention:  Mr. Bernard A. Girod,
                                          President
                              Fax:  (202) 393-3064
    The Administrative Agent: Chemical Bank
                              140 East 45th Street
                              New York, New York  10017
                              Attention: James Halka
                              Fax: 212-622-0854

provided that any Notice of Borrowing, Notice of Competitive Advance Loan, Notice of Continuation, Notice of Conversion, Notice of Swing Line Outstandings or Notice of Swing Line Refunding, or any notice pursuant to subsections 2.4, 2.5 or 5.2 shall not be effective until received.

          14.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          14.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          14.5  Payment of Expenses and Taxes.  The Company agrees
(a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan

Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Administrative Agent and each Lender (each, an "indemnified person") harmless from and against any and all liabilities, obligations, losses, damages, judgments, penalties, costs, expenses or disbursements of any kind or nature whatsoever arising out of claims, actions, suits or proceedings brought by third parties with respect to the execution, delivery, enforcement, performance and administration of this Agreement or the use of the proceeds of the Extensions of Credit (all the foregoing, collectively, the "indemnified liabilities"), provided, that the Company shall have no obligation hereunder to any indemnified person with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of such indemnified person or (ii) legal proceedings commenced against such indemnified person by any security holder or creditor thereof arising out of and based upon rights afforded any such security
holder or creditor solely in its capacity as such.   The agreements
in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          14.6  Successors and Assigns; Participations and
Assignments.    (a)  This Agreement shall be binding upon and inure
to the benefit of the Loan Parties, the Lenders, the Administrative Agent and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Extension of Credit for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrowers agree that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 14.7(a) as fully as if it were a Lender hereunder. The Borrowers also agree that each Participant shall be entitled to the benefits of subsections 6.5,
6.6 and 6.7 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it were a Lender; and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Company and the Administrative Agent (which in each case shall not be unreasonably withheld), to an additional bank or financial institution ("an Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Company and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment to an additional bank or financial institution, the aggregate amount of the Commitment being assigned and, if such assignment is of less than all of the rights and obligations of the assigning Lender, the aggregate amount of the Commitment remaining with the assigning Lender are each not less than $5,000,000 (or such lesser amount as may be agreed to by the Company and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Company shall not be required for any assignment which occurs at any time when any of the events described in
Section 12(f) shall have occurred and be continuing.

          (d) The Administrative Agent shall maintain at the address of the Administrative Agent referred to in subsection 14.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Committed Rate Loans owing by each Borrower to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Committed Rate Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Committed Rate Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Company and the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $2,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Company.

          (f) The Company authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of subsection 14.17, any and all financial information in such Lender's possession concerning the Company and its Affiliates which has been delivered to such Lender by or on behalf of the Company pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Company in connection with such Lender's credit evaluation of the Company and its Affiliates prior to becoming a party to this Agreement, provided, that the Lenders shall take such steps as reasonably necessary to ensure that confidential information will be treated in a confidential manner as required by subsection 14.17.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan to any Federal Reserve Bank in accordance with applicable law.

          14.7  Adjustments; Set-off.    (a)  If any Lender (a
"benefitted Lender") shall at any time receive any payment of all or part of its Loans or other Obligations then due and owing, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 12(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or other Obligations then due and owing, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans or other Obligations, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by any Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify such Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

          14.8 Power of Attorney. Each Subsidiary Borrower and Subsidiary Guarantor hereby grants to the Company an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement, the Applications and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Subsidiary Borrower and Subsidiary Guarantor hereby explicitly acknowledges that the Administrative Agent and each Lender has executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this subsection 14.8.

          14.9 Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

          (b) The obligation of any Borrower or Guarantor in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in the Judgment Currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to such Lender or the Administrative Agent (as the case may be) in the Agreement Currency, such Borrower or Guarantor (as the case may be) agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Lender or the Administrative Agent (as the case may be), such Lender or the Administrative Agent (as the case may be) agrees to remit to such Borrower or Guarantor (as the case may be) such excess.

          14.10 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

          14.11 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.12 Integration. This Agreement and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          14.13 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE
OF NEW YORK.

          14.14  Submission To Jurisdiction; Waivers.  Each
Borrower and each Subsidiary Guarantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in subsection 14.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          14.15  Acknowledgements.  Each Borrower and each
Subsidiary Guarantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan
     Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to such Borrower or Subsidiary Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c)  no joint venture is created hereby or by the other
     Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

          14.16  WAIVERS OF JURY TRIAL.  THE BORROWERS, THE
SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY
LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          14.17 Confidentiality. Each Lender agrees to keep confidential all non-public information provided to it by the Company pursuant to this Agreement that is designated by the Borrower in writing as confidential; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Transferee which receives such information having been made aware of the confidential nature thereof, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              HARMAN INTERNATIONAL INDUSTRIES,
                                  INCORPORATED


                              By:  /s/ Sandra B. Robinson
                                   ----------------------
                                   Sandra B. Robinson
                                   Vice President - Financial
                                      Operations



                              CHEMICAL BANK,
                                as Administrative Agent and
                                as a Lender


                              By:
                                   ------------------------
                                 Title:



                              CHEMICAL SECURITIES INC., as
                                Arranger


                              By:
                                   -------------------------
                                 Title:



                              NATIONSBANK OF NORTH CAROLINA, N.A.
                                as Co-Agent


                              By:
                                   --------------------------
                                 Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              HARMAN INTERNATIONAL INDUSTRIES,
                                  INCORPORATED


                              By:
                                   ----------------------
                                   Sandra B. Robinson
                                   Vice President - Financial
                                      Operations



                              CHEMICAL BANK,
                                as Administrative Agent and
                                as a Lender


                              By:  /s/ Andrew Ackerman
                                   ------------------------
                                 Title:



                              CHEMICAL SECURITIES INC., as
                                Arranger


                              By:
                                   -------------------------
                                 Title:



                              NATIONSBANK OF NORTH CAROLINA, N.A.
                                as Co-Agent


                              By:
                                   --------------------------
                                 Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              HARMAN INTERNATIONAL INDUSTRIES,
                                  INCORPORATED


                              By:
                                   ----------------------
                                   Sandra B. Robinson
                                   Vice President - Financial
                                      Operations



                              CHEMICAL BANK,
                                as Administrative Agent and
                                as a Lender


                              By:
                                   ------------------------
                                 Title:



                              CHEMICAL SECURITIES INC., as
                                Arranger


                              By:  Elizabeth C. Chow
                                   -------------------------
                                 Title:  Managing Director



                              NATIONSBANK OF NORTH CAROLINA, N.A.
                                as Co-Agent


                              By:
                                   --------------------------
                                 Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              HARMAN INTERNATIONAL INDUSTRIES,
                                  INCORPORATED


                              By:
                                   ----------------------
                                   Sandra B. Robinson
                                   Vice President - Financial
                                      Operations



                              CHEMICAL BANK,
                                as Administrative Agent and
                                as a Lender


                              By:
                                   ------------------------
                                 Title:



                              CHEMICAL SECURITIES INC., as
                                Arranger


                              By:
                                   -------------------------
                                 Title:



                              NATIONSBANK OF NORTH CAROLINA, N.A.
                                as Co-Agent


                              By:  /s/ Sara Parsons
                                   --------------------------
                                 Title:  Vice President

                              SOCIETE GENERALE


                              By:  /s/ Salvatore Galatioto
                                   --------------------------
                              Title:  Vice President



                              CITIBANK,  N.A.


                              By:
                                   --------------------------
                              Title:



                              BANK OF MONTREAL


                              By:
                                   --------------------------
                              Title:



                              GIROCREDIT BANK


                              By:
                                   --------------------------
                              Title:



                              THE BANK OF NOVA SCOTIA


                              By:
                                   --------------------------
                              Title:



                              MIDLAND BANK PLC


                              By:
                                   --------------------------
                              Title:

                              SOCIETE GENERALE


                              By:
                                   --------------------------
                              Title:



                              CITIBANK,  N.A.


                              By:  /s/ Barbara A. Cohen
                                   --------------------------
                              Title:  Vice President



                              BANK OF MONTREAL


                              By:
                                   --------------------------
                              Title:



                              GIROCREDIT BANK


                              By:
                                   --------------------------
                              Title:



                              THE BANK OF NOVA SCOTIA


                              By:
                                   --------------------------
                              Title:


                              MIDLAND BANK PLC


                              By:
                                   --------------------------
                              Title:

                              SOCIETE GENERALE


                              By:
                                   --------------------------
                              Title:



                              CITIBANK,  N.A.


                              By:
                                   --------------------------
                              Title:



                              BANK OF MONTREAL


                              By:  /s/ Thomas Peer
                                   --------------------------
                              Title: Director



                              GIROCREDIT BANK


                              By:
                                   --------------------------
                              Title:



                              THE BANK OF NOVA SCOTIA


                              By:
                                   --------------------------
                              Title:



                              MIDLAND BANK PLC


                              By:
                                   --------------------------
                              Title:

               CHEMICAL BANK


               By:
               --------------------------
               Title:



               NATIONSBANK OF NORTH CAROLINA,
               N.A.


               By:
                    --------------------------
               Title:



               COMMERZBANK AG, LOS ANGELES BRANCH


               By:  /s/ Robert Hochhalter    /s/ Werner Schmidbauer
                    -----------------------------------------------
               Title:   SVP & Manager            Vice President



               THE HONG KING AND SHANGHAI BANKING
               CORPORATION LIMITED


               By:
                    --------------------------
               Title:



               PNC BANK, NATIONAL ASSOCIATION


               By:
                    --------------------------
               Title:



               THE MITSUBISHI BANK, LTD.


               By:
                    --------------------------
               Title:

                              CHEMICAL BANK


                              By:
                                   --------------------------
                              Title:



                              NATIONSBANK OF NORTH CAROLINA,
                              N.A.


                              By:
                                   --------------------------
                              Title:



                              COMMERZBANK AG, LOS ANGELES BRANCH


                              By:
                                   ----------------------------
                              Title:


                              THE HONG KING AND SHANGHAI BANKING
                              CORPORATION LIMITED


                              By:
                                   --------------------------
                              Title:



                              PNC BANK, NATIONAL ASSOCIATION


                              By:  /s/ Dale R. Mason
                                   --------------------------
                              Title: Vice President



                              THE MITSUBISHI BANK, LTD.


                              By:
                                   --------------------------
                              Title:

                              CHEMICAL BANK


                              By:
                                   --------------------------
                              Title:



                              NATIONSBANK OF NORTH CAROLINA,
                              N.A.


                              By:
                                   --------------------------
                              Title:



                              COMMERZBANK AG, LOS ANGELES BRANCH


                              By:
                                   ----------------------------
                              Title:



                              THE HONG KING AND SHANGHAI BANKING
                              CORPORATION LIMITED


                              By:
                                   --------------------------
                              Title:



                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                   --------------------------
                              Title:



                              THE MITSUBISHI BANK, LTD.


                              By:  /s/ Frank H. Madden
                                   --------------------------
                              Title: Joint General Manager

                              SOCIETE GENERALE


                              By:
                                   --------------------------
                              Title:



                              CITIBANK,  N.A.


                              By:
                                   --------------------------
                              Title:


                              BANK OF MONTREAL


                              By:
                                   --------------------------
                              Title:



                              GIROCREDIT BANK


                              By:
                                   --------------------------
                              Title:



                              THE BANK OF NOVA SCOTIA


                              By:  /s/ James Trimble
                                   --------------------------
                              Title: Snr. Rel. Mgr.



                              MIDLAND BANK PLC


                              By:
                                   --------------------------
                              Title:

                         SOCIETE GENERALE


                         By:
                              --------------------------
                         Title:



                         CITIBANK,  N.A.

                         By:
                              --------------------------
                         Title:



                         BANK OF MONTREAL


                         By:
                              --------------------------
                         Title:



                         GIROCREDIT BANK


                         By:  /s/ Richard Stone   /s/ Sharad Gupta
                              ------------------------------------
                         Title:



                         THE BANK OF NOVA SCOTIA


                         By:
                              --------------------------
                         Title:



                         MIDLAND BANK PLC


                         By:
                              --------------------------
                         Title:

Subsidiary Borrowers in Belgium:


                              HARMAN BELGIUM NV


                              By:  /s/ Jean Stroobants
                                   -------------------------
                              Name:  Jean Stroobants
                              Title:  Managing Director

Subsidiary Borrowers in Canada:


                              STUDER CANADA LIMITED


                              By:  /s/ Prodromos Constantinou
                                   ---------------------------
                              Name:  Prodromos Constantinou
                              Title:  President


                              By:  /s/ Werner Muggler
                                   ----------------------------
                              Name:  Werner Muggler
                              Title:  VP Finance

                              LYDIG OF SCANDINAVIA A/S


                              By:  /s/ Bernard A. Girod
                                   ----------------------------
                              Name:  Bernard A. Girod
                              Title:


                              By:
                                   ----------------------------
                              Name:  Niels J. Bornhoj
                              Title:


                              By:
                                   ----------------------------
                              By:  Niels Jespersen
                              Title:

                              LYDIG OF SCANDINAVIA A/S


                              By:
                                   ----------------------------
                              Name:  Bernard A. Girod
                              Title:


                              By:  /s/ Niels J. Bornhoj
                                   ----------------------------
                              Name:  Niels J. Bornhoj
                              Title:  President


                              By:  /s/ Niels Jespersen
                                   ----------------------------
                              By:  Niels Jespersen
                              Title:  President

Subsidiary Borrowers in France:


                              AUDAX INDUSTRIES, S.A.


                              By:  /s/ Dominique deGelis
                                   ----------------------------
                              Name:  Dominique deGelis
                              Title:  President and Director
                                        General



                              HARMAN FRANCE, S.A.


                              By:
                                   ----------------------------
                              Name:  Bruno Bertrand
                              Title:  Managing Director



                              STUDER DIGITEC, S.A.


                              By:
                                   ----------------------------
                              Name:  Phillipe Delacroix
                              Title:  President

Subsidiary Borrowers in France:


                              AUDAX INDUSTRIES, S.A.


                              By:
                                   ----------------------------
                              Name:  Dominique deGelis
                              Title:  President and Director
                                        General



                              HARMAN FRANCE, S.A.


                              By:  /s/ Bruno Bertrand
                                   ----------------------------
                              Name:  Bruno Bertrand
                              Title:  Managing Director



                              STUDER DIGITEC, S.A.


                              By:
                                   ----------------------------
                              Name:  Phillipe Delacroix
                              Title:  President

Subsidiary Borrowers in France:


                              AUDAX INDUSTRIES, S.A.


                              By:
                                   ----------------------------
                              Name:  Dominique deGelis
                              Title:  President and Director
                                        General



                              HARMAN FRANCE, S.A.


                              By:
                                   ----------------------------
                              Name:  Bruno Bertrand
                              Title:  Managing Director



                              STUDER DIGITEC, S.A.


                              By:  /s/ Phillipe Delacroix
                                   ----------------------------
                              Name:  Phillipe Delacroix
                              Title:  President

Subsidiary Borrowers in Germany:


                              AKG ACOUSTICS GMBH


                              By:  /s/ Heiner Gropke
                                   ----------------------------
                              Name:  Heiner Gropke
                              Title:  General Manager



                              HARMAN DEUTSCHLAND GMBH


                              By:
                                   ----------------------------
                              Name:  Dr. Klaus Schulz-Hanssen
                              Title:  Managing Director



                              STUDER DEUTSCHLAND GMBH


                              By:
                                   ----------------------------
                              Name:  Eberhard Kaulbach
                              Title:  Managing Director

Subsidiary Borrowers in Germany:


                              AKG ACOUSTICS GMBH


                              By:
                                   ----------------------------
                              Name:  Heiner Gropke
                              Title:  General Manager



                              HARMAN DEUTSCHLAND GMBH


                              By:  /s/ Dr. Klaus Schulz-Hanssen
                                   ----------------------------
                              Name:  Dr. Klaus Schulz-Hanssen
                              Title:  Managing Director



                              STUDER DEUTSCHLAND GMBH


                              By:
                                   ----------------------------
                              Name:  Eberhard Kaulbach
                              Title:  Managing Director

Subsidiary Borrowers in Germany:


                              AKG ACOUSTICS GMBH


                              By:
                                   ----------------------------
                              Name:  Heiner Gropke
                              Title:  General Manager


                              HARMAN DEUTSCHLAND GMBH


                              By:
                                   ----------------------------
                              Name:  Dr. Klaus Schulz-Hanssen
                              Title:  Managing Director



                              STUDER DEUTSCHLAND GMBH


                              By:  /s/ Eberhard Kaulbach
                                   ----------------------------
                              Name:  Eberhard Kaulbach
                              Title:  Managing Director

Subsidiary Borrowers in Japan:


                              HARMAN INTERNATIONAL JAPAN CO.,
                              LIMITED

                              By:  /s/ Minoru Tokuhara
                                   ----------------------------
                              Name:  Minoru Tokuhara
                              Title:



                              STUDER JAPAN LTD.


                              By:  /s/ Hiroyuki Ikeuchi
                                   ----------------------------
                              Name:  Hiroyuki Ikeuchi
                              Title:  Managing Director

Subsidiary borrowers in Switzerland:


                              STUDER PROFESSIONAL AUDIO AG


                              By:  /s/ Bruno Hochstrasser
                                   ----------------------------
                              Name:  Bruno Hochstrasser
                              Title:  Managing Director


                              By:  /s/ William Palin
                                   ----------------------------
                              Name:  William Palin
                              Title:  Controller


                              By:  /s/ Thomas Bogli
                                   ----------------------------
                              Name:  Thomas Bogli
                              Title:  Director

Subsidiary Borrowers in the United Kingdom:


                              BSS AUDIO LTD.

                              By:  /s/ Steve Revill
                                   ----------------------------
                              Name:  Steve Revill
                              Title:  Director



                              HARMAN UK LTD.

                              By:
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              HARMAN INTERNATIONAL INDUSTRIES LTD.

                              By:
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              HARMAN MOTIVE LTD.

                              By:
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              SOUNDCRAFT ELECTRONICS LTD.

                              By:
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              TURBO SOUND LTD.

                              By:  /s/ Steve Revill
                                   ----------------------------
                              Name:  Steve Revill
                              Title:  Director

Subsidiary Borrowers in the United Kingdom:


                              BSS AUDIO LTD.

                              By:
                                   ----------------------------
                              Name:  Steve Revill
                              Title:  Director



                              HARMAN UK LTD.

                              By:  /s/ William Palin
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              HARMAN INTERNATIONAL INDUSTRIES LTD.

                              By:  /s/ William Palin
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              HARMAN MOTIVE LTD.

                              By:  /s/ William Palin
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              SOUNDCRAFT ELECTRONICS LTD.

                              By:  /s/ William Palin
                                   ----------------------------
                              Name:  William Palin
                              Title:  Director


                              TURBO SOUND LTD.
                              By:
                                   ----------------------------
                              Name:  Steve Revill
                              Title:  Director

Subsidiary Borrowers in U.S.:


                              AKG ACOUSTICS, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President



                              AUDAX OF AMERICA, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary



                              DOD ELECTRONICS CORPORATION


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary



                              FOSGATE, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary

                              HARMAN KARDON, INCORPORATED


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Executive Vice
                                      President, Chief
                                      Financial Officer and
                                      Secretary



                              HARMAN MOTIVE, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary



                              HARMAN AUDIO OUTLET, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary


                              INFINITY SYSTEMS, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary

                              JBL INCORPORATED


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary



                              LEXICON, INCORPORATED


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary



                              PYLE INDUSTRIES, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary



                              STUDER EDITECH CORP.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President

Subsidiary Guarantors:



                              HARCO PROPERTIES, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary



                              HARMAN INVESTMENT COMPANY, INC.


                              By:  /s/ Bernard A. Girod
                                   -------------------------
                              Name:  Bernard A. Girod
                              Title:  Vice President, Chief
                                      Financial Officer and
                                      Secretary

                                                  SCHEDULE I





                     LENDERS AND COMMITMENTS

                                                       Commitment
Lenders                       Commitments              Percentage


Chemical Bank                 $50,000,000              25.0%
140 East 45th Street
New York, NY 10017-3162

NationsBank of                $40,000,000              20.0%
  North Carolina, N.A.
1 Nationbank Plaza
Charlotte, N.C. 28255

Commerzbank AG, Los Angeles   $20,000,000              10.0%
  Branch
660 So. Figueria Street
#1450
Los Angeles, CA 90017

PNC Bank, National            $20,000,000              10.0%
  Association
100 South Broad Street
7th floor
Philadelphia, PA 19110

The Mitsubishi Bank, Ltd.     $15,000,000              7.5%
225 Liberty Street,
Two World Financial Center
New York, NY 10281-1059

Societe Generale              $15,000,000              7.5%
122 Avenue of the Americas
New York, NY 10020

Citibank, N.A.                $10,000,000              5.0%
399 Park Avenue
New York, NY 10043

Bank of Montreal              $10,000,000              5.0%
115 South LaSalle
Chicago, IL 60603

GiroCredit Bank,              $10,000,000              5.0%
A.G. Dir Sparkassen,
Grand Cayman Island
Branch

65 East 55th Street
New York, NY 10022

The Bank of Nova Scotia       $10,000,000              5.0%
One Liberty Plaza
36th floor
New York, NY 10006

                                                  SCHEDULE II




         SUBSIDIARY BORROWERS AND SUBSIDIARY GUARANTORS



I.  Domestic Subsidiary Borrowers

          Name and Address                   Jurisdiction of
                                             Incorporation

AKG Acoustics, Inc.
1525 Alvarado Street
San Leandro, CA  94577                            Delaware

Audax of America, Inc.
10 Upton Drive
Wilmington, MA  01887                             Delaware

DOD Electronics Corporation
8760 S. Sandy Parkway
Sandy, UT  84070                                  Utah

Fosgate, Inc.
P.O. Box 70
Heber City, UT  84032                             Delaware

Harman-Kardon, Incorporated
20630 Nordhoff Street
Chatsworth, CA  91311                             Delaware

Harman-Motive, Inc.
1201 South Ohio Street
Martinsville, IN  46151                           Delaware

Harman Audio Outlet, Inc.
8500 Balboa Boulevard
Northridge, CA  91329                             Delaware

Infinity Systems, Inc.
9409 Owensmouth Avenue
Chatsworth, CA  91311                             California

JBL Incorporated
8500 Balboa Boulevard
Northridge, CA  91329                             Delaware

Lexicon, Incorporated
100 Beaver Street
Waltham, MA  02154-8425                           Massachusetts

Pyle Industries, Inc.
P.O. Box 620
501 Center Street
Huntington, IN  46750                             Indiana
Studer Editech Corp.
1370 Willow Road, Suite 201
Menlo Park, CA  94025                             California


II.  Foreign Subsidiary Borrowers

          Name and Address                   Jurisdiction of
                                             Incorporation

Harman Belgium NV
Rue de la Celidee straat 29
B-1080
Brussels, Belgium                            Kingdom of Belgium

Studer Canada Limited
1947 Leslie Street
Toronto, Ontario
M3B 2M3, Canada                              Canada

Lydig of Scandinavia A/S
Vesterled 6-8
Postbox 69
DK-6950 Ringkobing
Denmark                                      Denmark

Audax Industries, S.A.
2, route de Tours
72500 Chateau-du-Loir
France                                       France

Harman France, S.A.
33, avenue du Marechal
de Lattre de Tassigny
94127 Fontenay sous Bois Cedex,
France                                       France

Studer Digitec, S.A.
25, avenue de l'Europe
F-78400 Chatou,
France                                       France

AKG Acoustics GmbH
Bodenseestrasse 26-230
D-8000 Munchen  60,
Germany                                      Germany

Harman Deutschland GmbH
Hunderstrasse 1
D-74080 Heilbronn
Germany                                      Germany

Studer Deutschland GmbH
Motzener Strasse 6-14A
D-12277 Berlin
Germany                                      Germany

Harman International Japan Co.,
  Ltd.
Hinoki Building  1-5
Azabudai 3 Chome
Minato-ku, Tokyo 106, Japan                  Japan

Studer Japan Ltd.
2-43-7, Uehara, Shibuya-Ku
Tokyo 151, Japan                             Japan

Studer Professional Audio AG
Althardstrasse 30
CH-8105 Regensdorf
Zurich, Switzerland                          Switzerland

BSS Audio Ltd.
Unit 5
Merlin Centre
Acrewood Way
St. Albans
Hertfordshire AL4  OJY
England                                      United Kingdom

Harman International
  Industries, Limited
Unit 1B Mill Street
Slough
Berkshire S12 5DD
England                                      United Kingdom

Harman Motive Limited
Bennett Street
Bridgend Industrial Estate
Bridgend Mid Glamorgan CF31 3SH
Wales, United Kingdom                        United Kingdom

Harman UK Limited
Unit IB Mill Street
Slough
Berkshire S12 5DD
England                                      United Kingdom

Soundcraft Electronics, Limited
Cranborne House
Cranborne Industrial Estate Cranborne Road
Potters Bar
Hertfordshire EN6 3JN
England                                      United Kingdom

Turbo Sound Ltd.
Star Road
Partridge Green
West Sussex RH13 5EZ
England                                      United Kingdom


III.  Subsidiary Guarantors

          Name and Address                   Jurisdiction of
                                             Incorporation

AKG Acoustics, Inc.
1525 Alvarado  Street
San Leandro, CA  94577                       Delaware

Audax of America, Inc.
10 Upton Drive
Wilmington, MA  01887                        Delaware

DOD Electronics Corporation
8760 So. Sandy Parkway
Sandy, UT  84070                             Utah

Fosgate, Inc.
P.O. Box 70
Heber City, UT  84032                        Delaware

Harman-Kardon, Incorporated
20630 Nordhoff Street
Chatsworth, CA  91311                        Delaware

Harman-Motive, Inc.
1201 South Ohio Street
Martinsville, IN  46151                      Delaware

Harman Audio Outlet, Inc.
8500 Balboa Boulevard
Northridge, CA  91329                        Delaware

Infinity Systems, Inc.
9409 Owensmouth Avenue
Chatsworth, CA  91311                        California

JBL Incorporated
8500 Balboa Boulevard
Northridge, CA  91329                        Delaware

Lexicon, Incorporated
100 Beaver Street
Waltham, MA  02154-8425                      Massachusetts

Pyle Industries, Inc.
P.O. Box 620
501 Center Street
Huntington, IN  46750                        Indiana

Studer Editech Corp.
1370 Willow Road, Suite 201
Menlo Park, CA  94025                        California

Harco Properties, Inc.
8500 Balboa Boulevard
Northridge, CA  91329                        Delaware

Harman Investment Company, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, DE  19810                        Delaware


IV. Other Restricted Subsidiaries

AKG Akustische Kino-gerat Gmbh               Austria
Lembockgasse 21-25, P.O. Box 158
Vienna, A-1230
Austria

AKG Acoustic plc                             United Kingdom
Vienna Court, lammas road
Godalming
Surrey  GU7 1JG
England

Allen & Heath Limited                        United Kingdom
Kernick Industrial Estate
Penryn
Kornwall  TR10 9LU
England

Edge Technology Group Lpd                    United Kingdom
2 Roseberry Gardens
Ealing, London W13 0HD
England

Precision Devices Limited                    United Kingdom
Quinpec Court
Barbot Hall Industrial Estate
Rotherham
South Yorkshire  S61 4RN
England

Atlantex Music Limited                       United Kingdom
Unit 2, Borehamwood Industrial Park
Rowley Lane
Borehamwood, Hertfordshire  WD6 5PZ
United Kingdom

Bandive Limited                              United Kingdom
Unit 2, Borehamwood Industrial Park
Rowley Lane
Borehamwood, Hertfordshire  WD6 5PZ
United Kingdom

Harman Consumer Europe A/S                   Denmark
Birkeroed Kongevej 194B
DK-3460 Birkeroed
Denmark

Harman Holding Europe A/S                    Denmark
Birkeroed Kongevej 194B
DK-3460 Birkeroed
Denmark

Harman International Foreign                 Guam
   Sales Corporation
8500 Balboa Boulevard
Northridge, California 91329

Harman Marketing Europe A/S                  Denmark
Birkeroed Kongevej 194B
DK-3460 Birkeroed
Denmark

MBI Broadcast Systems Limited                United Kingdom
Cranborne House, Cranborne
  Industrial Estate
Cranborne Road
Potters Bar
Hertfordshire EN6 3JN
United Kingdom

MBI Consulting and                           United Kingdom
  Commissioning Limited
Cranborne House, Cranborne
  Industrial Estate
Cranborne Road
Potters Bar
Hertfordshire EN6 3JN
United Kingdom

Quested Monitoring Systems Limited           United Kingdom
59 Naltings Place
Bagleys Lane
London, SW6 2BX
United Kingdom

Riverend Limited                             United Kingdom
Cranborne House, Cranborne Industrial
  Estate
Cranborne Road
Potters Bar
Hertfordshire EN6 3JN
United Kingdom

SCJ + AKG Ltd.                               Japan
Hinok Building 1-5
Azabudai 3 Chome
Minato-ku, Tokyo 106
Japan

Son-Audax Loudspeakers Limited               United Kingdom
Unit 2, Borehamwood Industrial Park
Rowley Lane
Borehamwood
Hertfordshire WD6 5PZ
United Kingdom

Soundcraft & Magnetics Limited               United Kingdom
Cranborne House, Cranborne Industrial
  Estate
Cranborne Road
Potters Bar
Hertfordshire EN6 3JN
United Kingdom

Studer U.K. Limited                          United Kingdom
Foster House
Maxwell Road, Elstree Way
GB-Borehamwood
Hertfordshire, WD6 1JH
United Kingdom

Studer Wien Ges.mbH                          Austria
Ludwiggasse 4
A-1180 Wien
Austria

Total Audio Concepts Ltd.                    United Kingdom
Cranborne House, Cranborne
  Industrial Estate
Cranborne Road
Potters Bar
Hertfordshire EN6 3JN
United Kingdom

Turbo Sound Rentals Ltd.                     United Kingdom
Star Road
Partridge Green
West Sussex RH13 5EZ
United Kingdom

Turbo Sound Sales, Ltd.                      United Kingdom
Star Road
Partridge Green
West Sussex RH13 5EZ
United Kingdom

Turnkey Ltd.                                 United Kingdom
Cranborne House, Cranborne
  Industrial Estate
Cranborne Road
Potters Bar
Hertfordshire EN6 3JN
United Kingdom

                                             SCHEDULE III


CERTAIN INFORMATION CONCERNING SWING LINE 2
LOANS AND LETTERS OF CREDIT


I.  Issuing Banks and Issuing Offices

          Name of Issuing Bank               Issuing Office

NationsBank                             NationsBank of
  of North Carolina, N.A.                 North Carolina, N.A.
                                        One NationsBank Plaza
                                        Charlotte, NC 28255
                                        Attention: William White
                                        Corporate Credit Support
                                        Tel. No: 704-386-7891
                                        Fax No: 704-386-8694


II.  Swing Line Loans
                                                  Swing Line
     Name of Borrower    Swing Line Lender        Currency
     ----------------    -----------------        ----------


Studer Canada Limited    The Bank of Nova         Canadian
                         Scotia                   Dollars

Audax Industries, S.A.   Societe Generale         French
                                                  Francs

Harman France, S.A.      Societe Generale         French
                                                  Francs

Studer Digitech, S.A.    Societe Generale         French
                                                  Francs

AKG Acoustics GmbH       Chemical Bank            Deutsche
                         Frankfurt                Marks

Harman Deutschland GmbH  Chemical Bank            Deutsche
                         Frankfurt                Marks

Studer Deutschland GmbH  Chemical Bank            Deutsche
                         Frankfurt                Marks

Harman International     The Mitsubishi           Yen
  Japan Co., Limited     Bank, Ltd.

Studer Japan Ltd.        The Mitsubishi           Yen
                         Bank, Ltd.

BSS Audio Ltd            Chemical Bank            Pound
                                                  Sterling

Harman International     Chemical Bank            Pound
  Industries, Limited                             Sterling

Harman Motive Limited    Chemical Bank            Pound
                                                  Sterling

Harman UK Limited        Chemical Bank            Pound
                                                  Sterling

Soundcraft Electronics,  Chemical Bank            Pound
  Limited                                         Sterling

Turbo Sound Ltd.         Chemical Bank            Pound
                                                  Sterling

Harman International     Chemical Bank            U.S.
  Industries, Incorporated                        Dollars



III.  Swing Line Lenders--Addresses of Lending Offices

The Bank of Nova Scotia  (Canadian Dollars)
Scotia Plaza Branch
40 King Street West
Toronto, Ontario M5H1H1
Canada
Attention: Don Elliott

Chemical Bank (U.S. Dollars)
140 E. 45th Street
New York, NY 10017
Attention:  James Halka

Chemical Bank (Sterling)
125 London Wall
London EC2Y 5AJ
United Kingdom
Attention: Pat Wallis

Chemical Bank AG (Deutsche Marks)
Fulmenstrasse 30
Frankfurt 60325
Germany
Attention: Ingeborg Bretana

The Mitsubishi Bank, Limited (Yen)
Roppongi Branch
9-7, Roppongi 4-chome
Minatoku, Tokyo 106
Japan

Societe Generale (French Francs)

For Audax Industries, S.A.:   Societe Generale
                              Le Mans
                              43, Place de la Republique BP35X
                              72040 Le Mans
                              Cedex, France

For Harman France, S.A.: Societe Generale
                         Vincennes
                         13, Rue de Montrevil
                         94300 Vincennes
                         France


IV.  Swing Line Rate for each Currency

     A. Canadian Dollars: The Swing Line Rate for Swing Line Loans in Canadian Dollars is the Canadian Prime Rate. Canadian Prime Rate means the greater of (a) the variable rate of interest per annum determined by the Bank of Nova Scotia from time to time as its prime rate for Canadian dollar loans made by the Bank of Nova Scotia in Canada from time to time, being a variable per annum reference rate of interest adjusted automatically upon change by the Bank of Nova Scotia, calculated on the basis of year of 365 days and (b) the sum of (i) the rate per annum for Canadian dollar banker's acceptance having a term of 30 days that appears on the Reuters Screen CDOR Page as of 10:00 A.M. (Toronto Time) on the date of determination as reported by the Bank and (ii) 3/4 of 1% per annum.

     B.   Dollars:  The Swing Line Rate for Swing Line Loans in
          Dollars is the ABR.

     C. Deutsche Marks: The Swing Line Rate for Deutsche Marks is the German Prime Rate.

     D. French Francs: The Swing Line Rate for French Francs is the European Interbank Offer Rate plus a spread to be mutually agreed upon between Societe Generale and the Company.

     E.   Sterling:  The Swing Line Rate for Sterling is the Base
          Rate plus 1/2%.

     F.   Yen:  The Swing Line Rate for Yen is the Japanese Yen
          Short Term Prime Rate.

V.  Notice of Borrowing for each Swing Line Currency

     A.   Canadian Dollars

          1.  Deliver to:   The Bank of Nova Scotia
                            Scotia Plaza Branch

                            40 King Street West
                            Toronto, Ontario M5H1H1
                            Canada
                            Attention: Don Elliott
                            Telephone No: 416-866-6489
                            Fax No: 416-866-6489

          2.  Time:
               Not later than 11:00 A.M. on the Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, Borrowing Date payment instructions.

     B.   Dollars:
          1.  Deliver to:  Chemical Bank
                           140 E. 45th Street
                           New York, NY 10017
                           Attention:  James Halka
                           Telephone No: 212-622-0688
                           Fax No: 212-622-0002


          2.  Time:
               Not later than 11:00 A.M. on the Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, Borrowing Date, payment instructions.


     C.  Deutsche Marks:
          1.  Deliver to:  Chemical Bank AG
                           Fulmenstrasse 30
                           Frankfurt 60325
                           Germany
                           Attention: Ingeborg Bretana
                           Telephone No:
                           Fax No: 49 69 7158553

          2.  Time:
               Not later than 9:00 A.M. on the Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, Borrowing Date, payment instructions.


     D.  French Francs:
          1.  For Audax Industries, S.A., deliver to:
               Societe Generale
               Le Mans
               43, Place de la Republique BP35X
               72040 Le Mans
               Cedex, France

          2.  For Harman France, S.A., deliver to:

               Societe Generale
               Vincennes
               13, Rue de Montrevil
               94300 Vincennes
               France

          2.  Time:
               Not later than 11:00 A.M. on the Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, Borrowing Date, payment instructions.

     E.  Sterling:
          1.  Deliver to:  Chemical Bank
                           125 London Wall
                           London EC2Y 5AJ
                           United Kingdom
                           Attention: Pat Wallis
                           Telephone No:
                           Fax No: 44 71 777 4757

          2.  Time:
               Not later than 9:00 A.M. on the Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, Borrowing Date, payment instructions.

     F.  Yen:
          1.  Deliver to:  The Mitsubishi Bank, Limited
                           Roppongi Branch
                           9-7, Roppongi 4-chome
                           Minatoku, Tokyo 106
                           Japan
                           Attention:
                           Telephone: 03-3408-8111
                           Fax No: 03-3404-3813

          2.  Time:
               Not later than 1:00 P.M. on the Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, Borrowing Date, payment instructions.

                                                  SCHEDULE IV


                     ADMINISTRATIVE SCHEDULE



I.  COMMITTED RATE LOANS


     A.  Interest Rates for Each Currency

     Dollars:

          1.  Committed Rate ABR Loans:  ABR

          2.  Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


     Austrian Schillings:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen DKNH (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


     Danish Kroner:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen VIBO (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


     Deutsche Marks:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in Deutsche Marks for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


     French Francs:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in French Francs for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3740 (or, if no such quotation appears on such Telerate Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


     Sterling:

            Committed Rate Eurocurrency Loans:


               for any Interest Period in respect of any Tranche, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered deposits in Sterling in the Paris interbank market at or about 11:00 A.M., Paris time, on the Quotation Day for such Interest Period for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to such Reference Lender's Commitment Percentage of such Tranche.

     Swiss Francs:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in Swiss Francs for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


     Yen:

            Committed Rate Eurocurrency Loans:

               for any Interest Period, in respect of any Tranche, the rate for deposits in Yen for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Telerate Page 3750 (or, if no such quotation appears on such Telerate Page, on the appropriate Reuters Screen) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

     Hong Kong Dollars:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in Hong Kong Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen HIBO (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.


     Singapore Dollars:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the average (determined by the Administrate Agent) of the rates for deposits in Singapore Dollars for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters

               Screen SIBO (or, if no such quotations appears on such Reuters Screen, on the appropriate Telerate
               Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

     Belgian Francs:

            Committed Rate Eurocurrency Loans:

               for any Interest Period in respect of any Tranche, the rate for deposits in Belgian Francs for a period beginning on the first day of such Interest Period and ending on the last day of such Interest Period which appears on the Reuters Screen BIBO (or, if no such quotation appears on such Reuters Screen, on the appropriate Telerate Page) as of 11:00 a.m., London time, on the Quotation Day for such Interest Period.

     B.   Funding Office, Funding Time, Payment Office, Payment
          Time for Each Currency.

     Dollars:

          1.  Funding Office:  Chemical Bank
                               270 Park Avenue
                               New York, New York

          2.  Funding Time:  11:00 A.M., New York time

          3.  Payment Office:  Chemical Bank
                               270 Park Avenue
                               New York, New York

          4.  Payment Time:   12:00 Noon, New York time.


     Austrian Schillings:

          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  0101 07530/01
                            CreditAnstalt Bankverein
                            Vienna

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  0101 07530/01
                            CreditAnstalt Bankverein
                            Vienna

          4.  Payment Time:   11:00 A.M., local time.

     Danish Kroner:


          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  5000001963
                            Unibank Populaires
                            Copenhagen

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  5000001963
                            Unibank Populaires
                            Copenhagen

          4.  Payment Time:   11:00 A.M., local time.


     Deutsche Marks:

          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  0101-080002101
                            Chemical Bank
                            Frankfurt

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  0101-080002101
                            Chemical Bank
                            Frankfurt

          4.  Payment Time:   11:00 A.M., local time.


     French Francs:

          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  905 01735
                            Caisse Centrale des Banques
                            Paris

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  905 01735
                            Caisse Centrale des Banques

                            Paris

          4.  Payment Time:   11:00 A.M., local time.

     Sterling:


          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  CHAPS 40 52 06
                            Chemical Bank
                            125 London Wall
                            London EC2Y 5AJ

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  CHAPS 40 52 06
                            Chemical Bank
                            125 London Wall
                            London EC2Y 5AJ

          4.  Payment Time:   11:00 A.M., local time.


     Swiss Francs:


          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  PO 120487
                            Swiss Bank Corporation
                            Zurich

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  PO 120487
                            Swiss Bank Corporation
                            Zurich

          4.  Payment Time:   11:00 A.M., local time.


     Yen:


          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  3401-211623650
                            Chemical Bank
                            Tokyo

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  3401-211623650
                            Chemical Bank
                            Tokyo

          4.  Payment Time:   11:00 A.M., local time.



     Hong Kong Dollars:

          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
                              London
               Account No:  0001-039230103
                            Chemical Bank
                            Hong Kong

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  0001-0392301
                            Chemical Bank
                            Hong Kong

          4.  Payment Time:   11:00 A.M., local time.



     Singapore Dollars:

          1.  Funding Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  101-399-4086
                            United Overseas Bank Singapore

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  101-399-4086
                            United Overseas Bank Singapore

          4.  Payment Time:   11:00 A.M., local time.



     Belgian Francs:

               Account of:  Chemical Investment Bank Limited
               Account No:  5001-541375 550-8862300-82
                            Banque Paribas Belgique Brussels

          2.  Funding Time:  11:00 A.M., local time.

          3.  Payment Office:
               Account of:  Chemical Investment Bank Limited
               Account No:  5001-541375 550-8862300-82
                            Banque Paribas Belgique Brussels

          4.  Payment Time:   11:00 A.M., local time.


     C.  Notice of Borrowing

     Dollars:

          1.  Deliver to:     Chemical Bank
                              270 Park Avenue
                              New York, New York 10017
                              Attention: James Halka
                              Telephone No:  212-622-0688
                              Fax No:  212-622-0002
          2.  Time:
               (i)  ABR Loans--Not later than 11:00 A.M., New
               York City time, one Business Day prior to the Borrowing Date

               (ii)  Eurocurrency Loans--Not later than 11:00
               A.M., New York City time, three Business Days prior to the Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, whether ABR Loans or Eurocurrency
               Loans, amounts of each such type, and Interest
               Periods for Eurocurrency Loans.

     Austrian Schillings:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Danish Kroner:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Deutsche Marks:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     French Francs:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.

     Sterling:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.

     Swiss Francs:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.

     Yen:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Hong Kong Dollars:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Singapore Dollars:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Belgian Francs:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day in respect of such Borrowing Date.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     D.  Notice of Continuation:

     Dollars:

          1.  Deliver to: Chemical Bank
                          270 Park Avenue
                          New York, New York 10017
                          Attention: James Halka
                          Telephone No: 212-622-0688
                          Fax No: 212-622-0002

          2. Time: --Not later than 11:00 A.M., New York City time, three Business Days prior to the last day of the current Interest Period.

          3. Information Required: Name of Borrower, amount to be continued and Interest Periods for Eurocurrency
               Loans.
     Austrian Schillings:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be continued, and Interest Periods for Eurocurrency Loans.

     Danish Kroner:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271

                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Deutsche Marks:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     French Francs:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747
          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.

     Sterling:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.

     Swiss Francs:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.

     Yen:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Hong Kong Dollars:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Singapore Dollars:
          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.


     Belgian Francs:

          1.  Deliver to:  Chemical Investment Bank Limited
                           125 London Wall
                           London EC2Y 5AJ
                           Attention: Michael Smith
                           Telephone No:  44 71 777 4271
                           Fax No:  44 71 777 4747

          2.  Time:
               Not later than 11:00 A.M., London time, on the last Business Day preceding the Quotation Day for the next Interest Period.

          3. Information Required: Name of Borrower, amount to be borrowed, and Interest Periods for Eurocurrency
               Loans.

II.  NOTICE OF COMPETITIVE ADVANCE LOAN

     A.   Deliver to:  Chemical Investment Bank Limited
                       125 London Wall
                       London EC2Y 5AJ
                       Attention: Michael Smith
                       Telephone No:  44 71 777 4271
                       Fax No:  44 71 777 4747

     B.   Delivery time: By close of business in London on date
                         Competitive Advance Loan is made.

     C.   Information to be set forth:
          Name of Borrower
          Amount and Currency of Competitive Advance Loan
          Date of Competitive Advance Loan
          Maturity Date

III. NOTICE OF SWING LINE OUTSTANDINGS

     A.   Deliver to:  Chemical Investment Bank Limited
                       125 London Wall
                       London EC2Y 5AJ
                       Attention: Michael Smith
                       Telephone No:  44 71 777 4271
                       Fax No:  44 71 777 4747

     B.   Delivery time: By close of business in London on the
                         last Business Day of each week on which
                         a Swing Line Lender has any outstanding
                         Swing Line Loans.

     C.   Information to be set forth:
          Name of Borrower
          Number of Swing Line Loans
          Amount and Currency of each Swing Line Loan
          Date of each Swing Line Loan

IV.  NOTICE OF SWING LINE REFUNDING

     A.   Deliver to:  Chemical Investment Bank Limited
                       125 London Wall
                       London EC2Y 5AJ
                       Attention: Michael Smith
                       Telephone No:  44 71 777 4271
                       Fax No:  44 71 777 4747

     B.   Information to be set forth:
          Name of Borrower
          Number of Swing Line Loans
          Amount and Currency of each Swing Line Loan
          Date of each Swing Line Loan

                                                       SCHEDULE V

                       STUDER TRANSACTION


          An investment transaction whereby a Swiss corporate investor purchases from Studer preferred stock or participation certificates (the "Preferred Stock") with a face amount of approximately 200 million Swiss Francs. The Preferred Stock pays a fixed dividend which is tax free to the Swiss corporate investor. The proceeds from the sale of the Preferred Stock are invested by Studer in Swiss or U.S. Government Risk or Triple A Rated Bonds which generate a fixed rate of return to Studer which exceeds the fixed dividend by approximately one hundred basis points. The Preferred Stock is outstanding for a period of five to seven years. At the end of five to seven years, Harman and/or Studer agree(s) to purchase the Preferred Stock for 200 million Swiss Francs. The obligation to purchase the Preferred Stock is secured by a stand-by letter of credit issued by a bank. The stand-by letter of credit is secured by the Bonds.

                                                      SCHEDULE VI


          Harman International Industries, Incorporated

                List of Material Debt Instruments


1. Indenture dated August 13, 1992 by and between Harman International Industries, Incorporated and Security Trust Company N.A. as Trustee, relating to $70,000,000 principal amount of 12.0% Senior Subordinated Notes due 2002, including as an exhibit thereto the form of 12.0% Senior Subordinated Notes due 2002.

2. Composite conformed copy of the Note Purchase Agreements dated June 30, 1987 relating to the sale of $25.0 million principal amount of 10.08% Senior Notes due September 30, 1994 and $17.5 million principal amount of 10.04% Senior Notes due September 30, 1997, including as exhibits thereto the form of 10.08% Senior Notes due September 30, 1994 and 10.40% Senior Notes due September 30, 1997.

3. First Amendment to Note Agreement dated June 30, 1987, dated as of December 14, 1988, relating to the sale of $25.0 million principal amount of 10.08% Series A Senior Notes due September 30, 1994 and $17.5 million principal amount of 10.40% Series B Senior Notes due September 30, 1997.

4. Second Amendment Agreement to Note Agreements dated June 30, 1987, dated as of November 1, 1993, relating to the sale of $25 million principal amount of 10.08% Series A Senior Notes due September 30, 1994 and $17.5 million principal amount of 10.40% Series B Senior Notes due September 30, 1997.

5. Composite conformed copy of the Note Purchase Agreement dated December 1, 1988 relating to the sale of $45.0 million principal amount of 11.2% Senior Subordinated Notes due December 1, 1998, including as an exhibit thereto the form of 11.2% Senior Subordinated Notes due December 1, 1998.

6.   First Amendment Agreement to Note Agreements dated December
     1, 1988, dated as of November 1, 1993, relating to the sale of $45 million principal amount of 11.20% Senior
     Subordinated Notes due December 1, 1998.

7.   Promissory Note dated September 30, 1993 between Harman
     International Industries, Incorporated and PNC Bank, N.A.

          Harman International Industries, Incorporated

                List of Material Debt Instruments


8.   Promissory Note dated September 28, 1993 between Harman
     International Industries, Incorporated and Citicorp USA,
     Inc.

9.   Promissory Note dated May 17, 1994 among Harman
     International Industries, Incorporated, certain of its subsidiaries and Chemical Bank.

10.  Promissory Note dated September 29, 1994 among Harman
     International Industries, Incorporated, certain of its subsidiaries and NationsBank.

                                                    SCHEDULE 7.14


          Harman International Industries, Incorporated

                      List of Subsidiaries


                                             Jurisdiction of
Subsidiary                                   Incorporation
- ----------                                   ---------------

AKG Acoustics GmbH                           Germany

AKG Acoustics, Inc.                          Delaware

AKG Acoustics India Ltd.                     India

AKG Acoustics plc                            United Kingdom

AKG Akustische u. Kino-Gerate
  Gesellschaft m.b.H.                        Republic of Austria

Allen & Heath Limited                        United Kingdom

Amek Systems and Controls Ltd.               United Kingdom

Amek Technology Group Plc                    United Kingdom

Atlantex Music Limited                       United Kingdom

Audax Industries, S.A.                       France

Audax of America, Inc.                       Delaware

Bandive Limited                              United Kingdom

BSS Audio Ltd.                               United Kingdom

DOD Electronics Corporation                  Utah

Edge Technology Group Ltd.                   United Kingdom

Entel, Ltd.                                  United Kingdom

Environmental Investments, Ltd.              United Kingdom

Epicure Products, Inc.                       Delaware

Fosgate, Inc.                                Delaware

Gatehit Limited                              United Kingdom

Hall Effects Laboratories, Ltd               United Kingdom

                                      SCHEDULE 7.14 (page 2 of 4)


          Harman International Industries, Incorporated

                      List of Subsidiaries


                                             Jurisdiction of
Subsidiary                                   Incorporation
- ----------                                   ---------------

Harco Properties, Inc.                       Delaware

Harman Belgium NV                            Kingdom of Belgium

Harman Consumer Europe A/S                   Denmark

Harman Deutschland GmbH                      Germany

Harman France, S.A.                          France

Harman Holding Europe A/S                    Denmark

Harman Integrated Design
  Group, Incorporated                        Delaware

Harman International Foreign
  Sales Corporation                          Guam

Harman International Industries Limited      United Kingdom

Harman International Japan Co., Limited      Japan

Harman Investment Company, Inc.              Delaware
Harman-Kardon, Incorporated                  Delaware

Harman Marketing Europe A/S                  Denmark

Harman-Motive, Inc.                          Delaware

Harman Motive Limited                        United Kingdom

Harman Audio Outlet, Inc.                    Delaware

Harman UK Limited                            United Kingdom

Infinity Systems, Inc.                       California

JBL Incorporated                             Delaware

JBL TM Corporation                           Delaware

                                      SCHEDULE 7.14 (page 3 of 4)


          Harman International Industries, Incorporated

                      List of Subsidiaries


                                             Jurisdiction of
Subsidiary                                   Incorporation
- ----------                                   ---------------

Lexicon, Incorporated                        Massachusetts

Lydig of Scandinavia A/S                     Denmark

MBI Broadcast Systems Limited                United Kingdom

MBI Consulting and
  Commissioning Limited                      United Kingdom

Precision Devices, Ltd                       United Kingdom

Pyle Industries, Inc.                        Indiana

Quested Monitoring Systems Limited           United Kingdom

Riverend Limited                             United Kingdom

SCJ + AKG Ltd.                               Japan
Sescord Limited                              United Kingdom

Son-Audax Loudspeakers Limited               United Kingdom

Soundcraft Electronics Limited               United Kingdom

Soundcraft Magnetics Limited                 United Kingdom

Studer Deutschland GMBH                      Germany

Studer Editech Corp.                         California

Studer Canada Limited                        Canada

Studer Japan Ltd.                            Japan

Studer Professional Audio AG                 Switzerland

Studer S.E. Asia Pte, Ltd.                   Singapore

Studer U.K. Limited                          United Kingdom

Studer Wien Ges.mbh                          Republic of Austria

                                      SCHEDULE 7.14 (page 4 of 4)


          Harman International Industries, Incorporated

                      List of Subsidiaries


                                             Jurisdiction of
Subsidiary                                   Incorporation
- ----------                                   ---------------

Studer Digitec, S.A.                         France

Total Audio Concepts Ltd.                    United Kingdom

Turbo Sound Ltd.                             United Kingdom

Turbo Sound Rentals, Ltd.                    United Kingdom

Turbo Sound Sales, Ltd.                      United Kingdom

Turnkey Ltd.                                 United Kingdom

                          Schedule 10.2
                          Indebtedness
                             Part 1


INSTITUTION                   TYPE      BALANCE   SECURITY
- -----------              -------------  -------   --------
EDGE TECHNOLOGIES
  LOMBARD NORTH CTRL     CAPITAL LEASE  $    59   EQUIPMENT
  CREDIT LYONNAIS        CAPITAL LEASE       19   EQUIPMENT
STUDER ZURICH
  SOCIAL SECURITY        SENIOR           1,556   EQUIPMENT
STUDER FRANCE
  AUXICOMI               CAPITAL LEASE    3,525   LAND & BLDG
  ANVAR                  SENIOR             280   EQUIPMENT
  LACOSTE                SENIOR             142   EQUIPMENT
  INNOVACOM              SENIOR             142   EQUIPMENT
  WARRANTY DEP           SENIOR               5   EQUIPMENT
  CREDIT LYONNAIS        SENIOR              12   EQUIPMENT
STUDER JAPAN
  VARIOUS                CAPITAL LEASE       27   EQUIPMENT
HARMAN DEUTSCHLAND
  B.W. BANK              MORTGAGE           290   LAND/BLDG
HARMAN UK LTD
  LOMBARD                CAPITAL LEASE      147   EQUIPMENT
AUDAX
  CIC                    SENIOR             244   HII GUARANTEE
                                                  AND EQUIPMENT
  CCF                    SENIOR             249   HII GUARANTEE
                                                  AND EQUIPMENT
  BARCLAYS               SENIOR             240   HII GUARANTEE
                                                  AND EQUIPMENT
LYDIG
  KREDITFORENING DMK     MORTGAGE           347   BUILDING
  NYKREDIT               MORTGAGE         1,160   BUILDING
  FIH                    OTHER            2,579   BLDG & MACH
  OVERDRAFT              OVERDRAFT          820   HII GUARANTEE
SOUNDCRAFT
  LOMBARD NO. CENTRAL    CAPITAL LEASE      282   EQUIPMENT
HARMAN MOTIVE LTD
  LOMBARD NO. CENTRAL    CAPITAL LEASE      546   TOOLING
AKG VIENNA
  GIROCREDIT             SENIOR DEBT        545   EQUIPMENT
  GIROCREDIT             NOTES PAYABLE   16,720   N/A
STUDER VIENNA
  CREDITANSTALT          MORTGAGE           791   BUILDING
AKG UK
  CREDITANSTALT          MORTGAGE         1,156   BUILDING
                                        -------
TOTAL                                   $31,883
                                        =======

                          Schedule 10.2
                          Indebtedness
                             Part II


HARMAN DEUTSCHLAND
  DEUTSCHE BANK                         $  1,752
  COMMERZBANK                              2,387
  KREISSPARKASSE                           1,970

HARMAN FRANCE
  CHEMICAL                                 1,827
  CITIBANK                                 1,862
  BARCLAY'S BANK                              86

HARMAN UK LTD
  CHEMICAL                                 2,021

HARMAN ASIA
  CHEMICAL                                 3,038
  MITSUBISHI BANK                          6,152

HARMAN BELGIUM
  SOCIETE GENERALE                           485

AUDAX
  CHEMICAL                                 1,361
  BANK OF AMERICA                          2,826
  SOCIETE GENERALE                           465
  CITICORP                                 2,826

AKG GERMANY
  BAYER, VEREINSBANK                         106

STUDER FRANCE
  SOCIETE GENERALE                            11
  BPROP                                        2
  NATIONSBANK                              4,614

STUDER CANADA
  UBS                                      1,111
                                        --------

TOTAL                                   $ 34,902
                                        ========

                          Schedule 10.2
                      Indebtedness - Liens
                            Part III

INSTITUTION                   TYPE      BALANCE   SECURITY
- -----------              -------------  -------   --------
HII
  NEW ENGLAND MUTUAL     MORTGAGE       $ 6,878   RANCHO BLDG
HARMAN MOTIVE
  IB&T (AMERITRUST)      MORTGAGE           244   LAND & BLDG
  FND RICHMOND BONDS     IRB                247   LAND & BLDG
  US LEASING             CAPITAL LEASE      587   EQUIPMENT
  SOCIETY                CAPITAL LEASE      509   EQUIPMENT
PYLE
  NBD BANK               MORTGAGE           970   PROPERTY
  VARIOUS                CAPITAL LEASE       61   EQUIPMENT
DOD ELECTRONICS
  VARIOUS                CAPITAL LEASE      382   EQUIPMENT
  STATE OF UTAH          MORTGAGE           105   BUILDING
JBL
  IBM                    CAPITAL LEASE       79   MACH & EQUIP
  ATLANTIC FINANCIAL     CAPITAL LEASE      270   SOFTWARE
  METLIFE CAPITAL        SUBORD DEBT        740   EQUIPMENT
  US LEASING             CAPITAL LEASE    1,624   EQUIPMENT
  BANC ONE               CAPITAL LEASE    1,672   EQUIPMENT
  INTERBANK              CAPITAL LEASE       18   EQUIPMENT
  SANWA                  CAPITAL LEASE       34   EQUIPMENT
JBL
  FLEET CREDIT CORP      CAPITAL LEASE      763   EQUIPMENT
  1ST NATIONAL           CAPITAL LEASE      618   EQUIPMENT
LEXICON
  GE CAPITAL             CAPITAL LEASE       10   EQUIPMENT
AKG VIENNA
  GIROCREDIT             SENIOR DEBT        545   EQUIPMENT
EDGE TECHNOLOGIES
  LOMBARD NORTH CENTRAL  CAPITAL LEASE       59   EQUIPMENT
  CREDIT LYONNAIS        CAPITAL LEASE       19   EQUIPMENT
STUDER ZURICH
  SOCIAL SECURITY        SENIOR           1,556   EQUIPMENT
STUDER FRANCE
  AUXICOMI               CAPITAL LEASE    3,525   LAND & BLDG
  ANVAR                  SENIOR             280   EQUIPMENT
  LACOSTE                SENIOR             142   EQUIPMENT
  INNOVACOM              SENIOR             142   EQUIPMENT
  WARRANTY DEP           SENIOR               5   EQUIPMENT
  CREDIT LYONNAIS        SENIOR              12   EQUIPMENT
STUDER JAPAN
  VARIOUS                CAPITAL LEASE       27   EQUIPMENT
HARMAN DEUTSCHLAND
  B.W. BANK              MORTGAGE           290   BLDG & LAND
HARMAN UK LTD
  LOMBARD                CAPITAL LEASE      147   EQUIPMENT
AUDAX
  CIC                    SENIOR             244   HII GUARANTEE
                                                  & EQUIPMENT
  CCF                    SENIOR             249   HII GUARANTEE
                                                  & EQUIPMENT
  BARCLAYS               SENIOR             240   HII GUARANTEE
                                                  & EQUIPMENT
LYDIG
  KREDITFORENING DMK     MORTGAGE           347   BUILDING
  NYKREDIT               MORTGAGE         1,160   BUILDING
  FIH                    OTHER            2,579   BLDG & MACH
SOUNDCRAFT
  LOMBARD NO. CENTRAL    CAPITAL LEASE      282   EQUIPMENT
STUDER VIENNA
  CREDITANSTALT          MORTGAGE           791   BUILDING
AKG UK
  CREDITANSTALT          MORTGAGE         1,156   BUILDING
HARMAN MOTIVE LTD.
  LOMBARD NO. CENTRAL    CAPITAL LEASE      546   TOOLING
                                        -------

TOTAL                                   $30,154
                                        =======

                                                 EXHIBIT A to
                                                 Credit Agreement



                        JOINDER AGREEMENT


          JOINDER AGREEMENT, dated as of the date set forth below, entered into pursuant to the MULTI-CURRENCY, MULTI-OPTION CREDIT AGREEMENT, dated as of September 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined), among HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, the Subsidiary Borrowers and Subsidiary Guarantors parties thereto, the Lenders parties thereto, NATIONSBANK OF NORTH CAROLINA, N. A., as Co-Agent, CHEMICAL SECURITIES INC., as Arranger and CHEMICAL BANK, as Administrative Agent.

                      W I T N E S S E T H:

          WHEREAS, the parties to this Joinder Agreement wish to amend Schedule II to the Credit Agreement in the manner hereinafter set forth; and

          WHEREAS, this Joinder Agreement is entered into pursuant to subsection 14.1 (b) of the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:


          1. Each of the undersigned Subsidiaries of the Company hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees to:

     (a) join the Credit Agreement as a Subsidiary Borrower or Subsidiary Guarantor, as indicated with its signature below;

     (b) be bound by all covenants, agreements and acknowledgements attributable to a Subsidiary Borrower or Subsidiary Guarantor, as the case may be, in the Credit Agreement; and

     (c)  perform all obligations required of it by the Credit
          Agreement.

          2. Each of the undersigned Subsidiaries of the Company hereby represents and warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in, Section 7 of the Credit Agreement are true and correct on the date hereof.

          3. The address and jurisdiction of incorporation of each undersigned Subsidiary of the Company is set forth in Annex
I to this Joinder Agreement.

          4.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the undersigned has caused
this Joinder Agreement to be duly executed and delivered in New
York, New York by its proper and duly authorized officer as of the date set forth below.
                              [NAME OF SUBSIDIARY],
Dated:________________        as a Subsidiary [Guarantor]
                              [Borrower]


                              By:__________________________
                                 Title:




                              HARMAN INTERNATIONAL INDUSTRIES,
                              INCORPORATED


                              By:_______________________
                              Title:

ACKNOWLEDGED AND AGREED TO:

CHEMICAL BANK,
as Administrative Agent


By:_______________________
   Title:




[NAMES OF LENDERS]

                                                          ANNEX I



[Insert administrative information concerning Subsidiaries]

                                                 EXHIBIT B to
                                                 Credit Agreement



                       SCHEDULE AMENDMENT


          SCHEDULE AMENDMENT, dated as of the date set forth below, entered into pursuant to the MULTI-CURRENCY, MULTI-OPTION CREDIT AGREEMENT, dated as of September 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined), among HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, the Subsidiary Borrowers and Subsidiary Guarantors parties thereto, the Lenders parties thereto, NATIONSBANK OF NORTH CAROLINA, N. A., as Co-Agent, CHEMICAL SECURITIES INC., as Arranger and CHEMICAL BANK, as Administrative Agent.

                      W I T N E S S E T H:

          WHEREAS, the parties to this Schedule Amendment wish to amend Schedule III or IV, as specified in Annex I hereto, to the Credit Agreement in the manner hereinafter set forth; and

          WHEREAS, this Schedule Amendment is entered into pursuant to subsection 14.1 (b) of the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:


          1. Schedule III or IV, as specified in Annex I hereto, is hereby amended as set forth in Annex I hereto.

          2. The Company hereby represents and warrants that, after giving effect to the amendments effected hereby, the representations and warranties contained in Section 7 of the Credit Agreement are true and correct on the date hereof.

          3.  THIS SCHEDULE AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the undersigned has caused this Schedule Amendment to be duly executed and delivered in New

York, New York by its proper and duly authorized officer as of the date set forth below.

Dated:_________________

                              HARMAN INTERNATIONAL INDUSTRIES,
                              INCORPORATED


                              By:_______________________
                              Title:

ACKNOWLEDGED AND AGREED TO:

CHEMICAL BANK,
as Administrative Agent


By:_______________________
   Title:




[NAMES OF OTHER PARTIES, IF ANY, REQUIRED PURSUANT TO SUBSECTION
14.1 (b)]

                                                          ANNEX I



[Describe amendments]

                                                     EXHIBIT C to
                                                 Credit Agreement



                 [FORM OF BORROWING CERTIFICATE]

                      OFFICERS' CERTIFICATE


          Pursuant to subsection 8.1(c) of the Credit Agreement, dated as of September 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined), among Harman International Industries, Incorporated, a Delaware corporation (the "Company"), the Subsidiary Borrowers and Subsidiary Guarantors named therein, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Chemical Securities Inc., as arranger, Nationsbank of North Carolina, N.A., as co-agent and Chemical Bank, a New York banking corporation, as administrative agent for the Lenders, the undersigned, ________________, the [President or any Vice President] of the Company hereby certifies as follows in the name of and on behalf of the Company:

          1.   The representations and warranties of the Company
     (i) set forth in the Agreement or (ii) which are contained in any other Loan Document to which the Company is a party, are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof;

          2. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans requested to be made on the date hereof;

          3.   __________________ is and at all time since
     _____________ ___, 19__, has been, the duly elected and qualified [Assistant] Secretary of the Company and the signature set forth on the signature line below is such officer's true and genuine signature;

and the undersigned [Assistant] Secretary of the Company hereby certifies as follows in the name of and on behalf of the Company:


          1. Attached hereto as Exhibit I is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on __________ __, ____; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; and such resolutions are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to in Section 8.1(c)(i) of the Credit Agreement;

          2. Attached hereto as Exhibit II is a true and complete copy of the By-Laws of the Company as in effect at all times since _________ __, ____ to and including the date hereof; and attached hereto as Exhibit III is a true and complete copy of the Certificate of Incorporation of the Company as in effect at all times since _________ __, ____, to and including the date hereof; and

          3. Attached hereto as Exhibit IV is a true and complete copy of resolutions duly adopted by the Board of Directors of the each of the Domestic Subsidiary Borrowers and Subsidiary Guarantors listed on Schedule II to the Credit Agreement; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; and such resolutions are the only corporate proceedings of each of the Domestic Subsidiary Borrowers and Subsidiary Guarantors now in force relating to or affecting the matters referred to in Section 8.1(c)(ii) of the Credit Agreement;

          4. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times since the date indicated next to their respective titles, to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company the Credit Agreement and the other Loan Documents to which the Company is a party and any certificate or other document to be delivered by the Company pursuant to the Credit Agreement or such other Loan Documents;

        Name                Office               Signature
        ----                ------               ---------

- ------------------       ---------------     -------------------

- ------------------       ---------------     -------------------

- ------------------       ---------------     -------------------

          5. Attached hereto as Exhibit V are specimen signatures of officers of each Loan Party (other than the Company) parties to the Credit Agreement on the date hereof who are duly authorized to execute and deliver on behalf of such Loan Party, the Credit Agreement.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this certificate as of the day and year set forth below.

Dated: _________  __, 1994

                              HARMAN INTERNATIONAL INDUSTRIES,
                              INCORPORATED


                              --------------------------
                              Name:
                              Title:  [President or Vice
                                      President]


                              --------------------------
                              Name:
                              Title:  [Secretary or
                                      Assistant Secretary]

                                                     EXHIBIT D to
                                                 Credit Agreement
                    ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Credit Agreement, dated as of September 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Harman International Industries, Incorporated (the "Company"), the Subsidiary Borrowers and Subsidiary Guarantors named therein, the several lenders parties thereto (the "Lenders"), Chemical Securities Inc., as arranger, Nationsbank of North Carolina, N.A., as co-agent, and Chemical Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          __________________ (the "Assignor") and ______________
    (the "Assignee") agree as follows:

          1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a ___% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement, in a principal amount as set forth on
Schedule 1.

          2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; and
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of its Subsidiaries or any other obligor or the performance or observance by the Company, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

          3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance;
(b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and

Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 6.6(b) of the Credit Agreement.

          4. The effective date of this Assignment and Acceptance shall be ___________ __, 19__ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

          5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

          6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.
          7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on
Schedule 1 hereto.

Schedule 1
to Assignment and Acceptance
relating to the Credit Agreement, dated as of September 30, 1994, among
Harman International Industries, Incorporated (the "Company"), the Subsidiary Borrowers and Subsidiary Guarantors named therein, the several lenders parties thereto (the "Lenders"), Chemical Securities Inc., as arranger, Nationsbank of North Carolina, N.A., as co-agent, and Chemical Bank, as agent for the Lenders (in such capacity, the "Administrative Agent")

- -----------------------------------------------------------------
Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


     Principal                     Commitment Percentage
  Amount Assigned                       Assigned **
- -------------------                ---------------------
$ _______________                       ____._________%


[NAME OF ASSIGNEE]                  [NAME OF ASSIGNOR]




By _________________               By __________________
Name:                              Name:
Title:                             Title:

















- -------------------
** Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

Accepted:                          Consented To:

CHEMICAL BANK, as                  [HARMAN INTERNATIONAL
Administrative Agent               INDUSTRIES, INCORPORATED]


By _________________               By __________________
Name:                              Name:
Title:                             Title:

                                                   EXHIBIT E-1 to
                                                 Credit Agreement



    FORM OF OPINION OF JONES, DAY, REAVIS & POGUE AS COUNSEL
TO COMPANY, DOMESTIC SUBSIDIARY BORROWERS AND
DOMESTIC SUBSIDIARY GUARANTORS


                                        ___________ ____, 1994




Chemical Bank, as Administrative Agent
270 Park Avenue
New York, New York  10017

     And each of the Lenders parties to the Credit Agreement referred to below

          We have acted as counsel to Harman International Industries, Incorporated, a Delaware corporation (the "Company"), the Domestic Subsidiary Borrowers named in Annex A hereto (the "Domestic Subsidiary Borrowers") and the Subsidiary Guarantors organized under the laws of the District of Columbia or a State of the United States and named in Annex B hereto (the "Domestic Subsidiary Guarantors") in connection with the Credit Agreement, dated as of September ___, 1994 (the "Credit Agreement"), among the Company, the Subsidiary Borrowers and Subsidiary Guarantors, the lenders parties thereto (the "Lenders"), Chemical Securities Inc., as arranger, Nationsbank of North Carolina, N.A., as co-agent, and Chemical Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

          The opinions expressed below are furnished to you pursuant to subsection 8.1(g)(i) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          In arriving at the opinions expressed below,

          (a) we have examined a copy of the Credit Agreement executed by the Company and each of the Subsidiary Borrowers and Subsidiary Guarantors listed on the signature pages thereof;

          (b) we have examined such corporate documents and records of the Company, the Domestic Subsidiary Borrowers and Domestic Subsidiary Guarantors and such other instruments and certificates of public officials, officers and representatives of the Company, the Domestic Subsidiary Borrowers and Domestic Subsidiary Guarantors and other Persons as we have deemed necessary or appropriate for the purposes of this opinion.

Chemical Bank, as        - 2 -          _______________ ___, 1994
  Administrative Agent


          In arriving at the opinions expressed below, we have made such investigations of law, in each case as we have deemed appropriate as a basis for such opinions.

          In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to us as originals, (b) the genuineness of all signatures on all documents that we examined (other than those of the Company, the Domestic Subsidiary Borrowers and Domestic Subsidiary Guarantors and their respective officers) and (c) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies.

          When our opinions expressed below are stated "to the best of our knowledge," we have made reasonable and diligent investigation of the subject matters of such opinions and have no reason to believe that there exist any facts or other information that would render such opinions incomplete or incorrect.

          Based upon and subject to the foregoing, we are of the opinion that:

          1.  Each of the Company, the Domestic Subsidiary
Borrowers and the Domestic Subsidiary Guarantors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          2. Each of the Company, the Domestic Subsidiary Borrowers and the Domestic Subsidiary Guarantors has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under the Credit Agreement and to borrow under the Credit Agreement. Each of the Company, the Domestic Subsidiary Borrowers and the Domestic Subsidiary Guarantors has taken all necessary corporate action to authorize the borrowings and the guarantees as appropriate on the terms and conditions of the Credit Agreement and to authorize the execution, delivery and performance of the Credit Agreement.

          3. [Except for consents, authorizations, approvals, notices and filings described on Schedule 1 attached hereto, all of which have been obtained, made or waived and are in full force and effect,] no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings or guarantees under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement.

Chemical Bank, as        - 3 -          _______________ ___, 1994
  Administrative Agent


          4. The Credit Agreement has been duly executed and delivered on behalf of each of the Company, the Domestic
Subsidiary Borrowers and the Subsidiary Guarantors and constitutes a legal, valid and binding obligation of the Company, the Subsidiary Borrowers and the Subsidiary Guarantors, enforceable against each such party in accordance with its terms.

          5. The execution and delivery of the Credit Agreement by each of the Company, the Domestic Subsidiary Borrowers and the Domestic Subsidiary Guarantors, the performance by each such party of its obligations thereunder, the consummation of the transactions contemplated thereby, the compliance by the Company and each of its Subsidiaries with any of the provisions thereof, the borrowings and guarantees under the Credit Agreement and the use of proceeds thereof, all as provided therein, (a) will not violate, or constitute a default under, any Requirement of Law or, to the best of our knowledge, any Contractual Obligations of the Company, or of any of its Subsidiaries and (b) will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues.

          6. Neither the Company nor any Domestic Subsidiary Borrower or Domestic Subsidiary Guarantor is (a) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935. Neither the Company nor any Domestic Subsidiary Borrower or Domestic Subsidiary Guarantor is subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

          Our opinion set forth in paragraph 4 is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          We are members of the bar of the States of New York, __________, and __________ and we express no opinion as to the laws of any jurisdiction other than the laws of the States of New York, __________, __________, the General Corporate Law of the State of Delaware and the Federal laws of the United States of America.

Chemical Bank, as        - 4 -          _______________ ___, 1994
  Administrative Agent



          [Describe reliance on Foreign Counsel for portion of paragraph 4 relating to Foreign Subsidiary Borrowers].


                                   Very truly yours,

                                                       Schedule 1



              CONSENTS, AUTHORIZATIONS, APPROVALS,
                       NOTICES AND FILINGS

                                                   EXHIBIT E-2 to
                                                 Credit Agreement


          FORM OF OPINION OF GENERAL COUNSEL TO COMPANY
AND ITS SUBSIDIARIES


                                        ______________ ____, 1994





Chemical Bank, as Administrative Agent
270 Park Avenue
New York, New York  10017

     And each of the Lenders parties to the Credit Agreement referred to below

          I am General Counsel of Harman International
Industries, Incorporated, a Delaware corporation (the "Company"), and have acted as such in connection with the authorization, negotiation, execution and delivery of the Credit Agreement, dated as of September ___, 1994 (the "Credit Agreement"), among the Company, the Subsidiary Borrowers and Subsidiary Guarantors, the lenders parties thereto (the "Lenders"), Chemical Securities Inc., as arranger, Nationsbank of North Carolina, N.A., as co-agent, and Chemical Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). In my capacity as General Counsel of the Company I am also familiar with certain matters concerning the Subsidiary Borrowers and the Subsidiary Guarantors.

          The opinions expressed below are furnished to you pursuant to subsection [8.1( )(ii)] of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          In arriving at the opinions expressed below,

          (a) I have examined a copy of the Credit Agreement executed by the Company and each of the Subsidiary Borrowers and Subsidiary Guarantors listed on the signature pages thereof;

          (b) I have examined such corporate documents and records of the Company, the Subsidiary Borrowers and Subsidiary Guarantors and such other instruments and certificates of public officials, officers and representatives of the Company, the Subsidiary Borrowers and Subsidiary Guarantors and other Persons as I have deemed necessary or appropriate for the purposes of this opinion.

Chemical Bank, as        - 2 -          _______________ ___, 1994
  Administrative Agent


          In arriving at the opinions expressed below, I have made such investigations of law, in each case as I have deemed appropriate as a basis for such opinions.

          In rendering the opinions expressed below, I have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to me as originals, (b) the genuineness of all signatures on all documents that I examined (other than those of the Company, the Subsidiary Borrowers and Subsidiary Guarantors and their respective officers) and (c) the conformity to authentic originals of documents submitted to me as certified, conformed or photostatic copies.

          When my opinions expressed below are stated "to the best of my knowledge," I have made reasonable and diligent investigation of the subject matters of such opinions and have no reason to believe that there exist any facts or other information that would render such opinions incomplete or incorrect.

          Based upon and subject to the foregoing, I am of the opinion that:

          1. Each of the Company, the Domestic Subsidiary Borrowers and the Subsidiary Guarantors (a) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not, in the aggregate, have a Material Adverse Effect.

          2. [Except for consents, authorizations, approvals, notices and filings described on Schedule 1 attached hereto, all of which have been obtained, made or waived and are in full force and effect,] no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings or guarantees under the Credit Agreement or with the execution, delivery, or performance of the Credit Agreement.

          3. The execution and delivery of the Credit Agreement by the Company, the Subsidiary Borrowers and the Subsidiary Guarantors, the performance by each such party of its obligations thereunder, the consummation of the transactions contemplated thereby, the compliance by the Company and each of its

Chemical Bank, as        - 3 -          _______________ ___, 1994
  Administrative Agent


Subsidiaries with any of the provisions thereof, the borrowings and guarantees under the Credit Agreement and the use of proceeds thereof, all as provided therein, (a) will not violate any Contractual Obligations of the Company or of any of its Subsidiaries and (b) will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Contractual Obligation.

            To the best of my knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Agreement, or (b) which could reasonably be expected to have a Material Adverse Effect.

            To the best of my knowledge, neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.

          I am a member of the bar of the State of ______________ and I express no opinion as to the laws of any jurisdiction other than the laws of the State of _____________ and the Federal laws of the United States of America.


                                   Very truly yours,

                                                       Schedule 1



              CONSENTS, AUTHORIZATIONS, APPROVALS,
                       NOTICES AND FILINGS

                                                   EXHIBIT E-3 to
                                                 Credit Agreement


                    OPINIONS RELATING TO THE
                  FOREIGN SUBSIDIARY BORROWERS


Opinions for the Foreign Subsidiary Borrowers:

          1. The Foreign Subsidiary Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (the "Jurisdiction").

          2. The Foreign Subsidiary Borrower has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under the Credit Agreement and to borrow under the Credit Agreement. The Foreign Subsidiary Borrower has taken all necessary corporate action to authorize the performance of its obligations as a "Foreign Subsidiary Borrower" under the Credit Agreement and to authorize the execution, delivery and performance of the Credit Agreement.

          3. Except for consents, authorizations, approvals, notices and filings described on an attached schedule, all of which have been obtained, made or waived and are in full force and effect, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings by the Foreign Subsidiary Borrower under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement.

          4. The Credit Agreement has been duly executed and delivered on behalf of the Foreign Subsidiary Borrower.
          5. The execution and delivery of the Credit Agreement by the Foreign Subsidiary Borrower, the performance of its obligations thereunder, the consummation of the transactions contemplated thereby, the compliance by the Foreign Subsidiary Borrower with any of the provisions thereof, the borrowings under the Credit Agreement and the use of proceeds thereof, all as provided therein, (a) will not violate, or constitute a default under, any Requirement of Law or any Contractual Obligations of the Foreign Subsidiary Borrower and (b) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

          6. There are no taxes imposed by the jurisdiction of organization of the Foreign Subsidiary Borrower (a) on or by virtue of the execution, delivery, enforcement or performance of the Credit Agreement or (b) on any payment to be made by the Foreign Subsidiary Borrower pursuant to the Credit

Agreement other than any Non-Excluded Taxes payable by the Foreign Subsidiary Borrower as provided in subsection 6.6 of the Credit Agreement.

          7. To ensure the legality, validity, enforceability or admissibility in evidence of the Credit Agreement, it is not necessary that the Credit Agreement or any other Loan Documents or any other document be filed, registered or recorded with, or executed or notarized before, any court of other authority of the Jurisdiction or that any registration charge or stamp or similar tax be paid on or in respect of the Credit Agreement.

          8. The Credit Agreement is in proper legal form under the laws of the Jurisdiction for the enforcement thereof against the Foreign Subsidiary Borrower under the laws of the Jurisdiction.

          9. In any action or proceeding arising out of or relating to the Credit Agreement in any court in the Jurisdiction, such court would recognize and give effect to the choice of law provisions in the Credit Agreement wherein the parties thereto agree that the Credit Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. Such court also would award a judgment in United States dollars.

          10. It is not necessary under the laws of the Jurisdiction (a) in order to enable the Administrative Agent and the Lenders or any of them to enforce their respective rights under the Credit Agreement or (b) by reason of the execution of the Credit Agreement [or the Joinder Agreement to which the Foreign Subsidiary Borrower is a party] or the performance of the Credit Agreement that any of them should be licensed, qualified or entitled to carry on business in the Jurisdiction.

          11. Neither the Administrative Agent nor any of the Lenders will be deemed to be resident, domiciled, carrying on business or subject to taxation in the Jurisdiction merely by reason of the execution of the Credit Agreement [or the Joinder Agreement to which the Foreign Subsidiary Borrower is a party] or the performance or enforcement of any thereof. The performance by the Administrative Agent and the Lenders or any of them of any action required or permitted under the Credit Agreement will not violate any law or regulation, or be contrary to the public policy, of the Jurisdiction.

          12. If any judgment of a competent court outside the Jurisdiction were rendered against the Foreign Subsidiary Borrower in connection with any action arising out of or relating to the Credit Agreement, such judgment would be recognized and could be sued upon in the courts of the Jurisdiction, and such courts would grant a judgment which would be enforceable against the Foreign Subsidiary Borrower



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in the Jurisdiction without any retrial unless it is shown that
(a) the foreign court did not have jurisdiction in accordance with its jurisdictional rules, (b) the party against whom the judgment of such foreign court was obtained had no notice of the proceedings or (iii) the judgment of such foreign court was obtained through collusion or fraud or was based upon clear mistake of fact or law.















































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